Item 8.    Financial Statements and Supplementary Data

C-1

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income, changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to those charged with governance and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which they relate.

C-2

Valuation of investments in securities
Description of the Matter
A subset of the Company’s $17.8 billion fixed-income securities portfolio exhibits higher estimation uncertainty when determining fair value. The fixed-income securities are classified as available-for sale and, accordingly, are carried at fair value in the consolidated statements of financial position. As discussed in Note 4 of the consolidated financial statements, for certain securities, the Company obtains fair values from independent broker quotes which exhibit higher estimation uncertainty. In addition, the Company uses a matrix-based pricing model that includes several assumptions (i.e., current corporate spreads and credit quality of the issuer) which creates higher estimation uncertainty.

Auditing the fair value of securities that exhibit higher estimation uncertainty was especially challenging because determining the fair value is complex and highly judgmental and involves using inputs and assumptions that are not directly observable in the market.

How We Addressed the Matter in Our Audit
We obtained an understanding, evaluated the design, and tested the operating effectiveness of controls over management’s valuation process for the securities that exhibit higher estimation uncertainty. This included, among others, controls related to the review and approval of fair values obtained from independent broker quotes, and controls over the review and approval of fair values determined using the matrix-based pricing model, including the inputs and assumptions used.

To test the fair value of investments with higher estimation uncertainty priced using either matrix-based pricing model or independent broker quotes, our audit procedures included, among others, utilizing valuation specialists to perform procedures which included independently calculating a reasonable range of fair values for a sample of securities exhibiting higher estimation uncertainty, using a cash flow model with cash flow and yield assumptions based on independently obtained information, or transaction data for similar securities when available. We compared these ranges to management’s estimates of fair value for the selected securities.

/s/ Ernst & Young LLP
We have served as the Company's auditor since 2001.
San Antonio, Texas
March 11, 2025

C-3

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	As of December 31,
	2024	2023

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $19,743 and $20,496 as of 2024 and 2023, respectively; net of allowance for credit losses of $30 and $14 as of 2024 and 2023, respectively)	$17,848	$18,713
Fixed maturities, at fair value using the fair value option	1,197	1,328
Equity securities, at fair value	66	65
Short-term investments	20	86
Mortgage loans on real estate (net of allowance for credit losses of $19 and $ 22 as of 2024 and 2023, respectively)	3,613	4,026
Policy loans	163	161
Limited partnerships/corporations	1,227	1,046
Derivatives	239	213
Securities pledged (amortized cost of $1,223 and $855 as of 2024 and 2023, respectively)	1,089	798
Other investments	94	88
Total investments	25,556	26,524
Cash and cash equivalents	516	186
Short-term investments under securities loan agreements, including collateral delivered	839	789
Accrued investment income	276	283
Premium receivable and reinsurance recoverable (net of allowance for credit losses of $0 as of 2024 and 2023)	2,560	2,899
Deferred policy acquisition costs and Value of business acquired	907	920
Deferred income taxes	662	633
Other assets (net of allowance for credit loss of $0 as of 2024 and 2023)	1,396	1,726
Assets held in separate accounts	98,579	90,282
Total assets	$131,291	$124,242
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-4

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	As of December 31,
	2024	2023
Liabilities:
Future policy benefits and contract owner account balances	$29,268	$30,577
Payables under securities loan and repurchase agreements, including collateral held	897	692
Due to affiliates	100	173
Derivatives	268	299
Other liabilities	639	679
Liabilities related to separate accounts	98,579	90,282
Total liabilities	$129,751	$122,702

Commitments and Contingencies (Note 15)

Shareholder's equity:
Common stock ($50 par value per share, 100,000 shares authorized, 55,000 issued and outstanding as of 2024 and 2023)	3	3
Additional paid-in capital	2,754	2,770
Accumulated other comprehensive income (loss)	(1,644)	(1,531)
Retained earnings	427	298
Total shareholder's equity	1,540	1,540
Total liabilities and shareholder's equity	$131,291	$124,242
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-5

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Year Ended December 31,
	2024	2023	2022
Revenues:
Net investment income	$1,482	$1,523	$1,619
Fee income	1,136	993	979
Premiums	9	29	16
Net gains (losses)	(44)	(134)	(429)
Other revenue	65	18	41
Total revenues	2,648	2,429	2,226
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	770	817	730
Operating expenses	1,160	1,133	1,132
Net amortization of Deferred policy acquisition costs and Value of business acquired	73	76	81
Interest expense	2	3	1
Total benefits and expenses	2,005	2,029	1,944
Income before income taxes	643	400	282
Income tax expense (benefit)	57	13	(51)
Net income	$586	$387	$333
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-6

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Year Ended December 31,
	2024	2023	2022
Net income	$586	$387	$333
Other comprehensive income (loss), before tax:
Change in current discount rate	28	16	41
Unrealized gains (losses) on securities	(170)	661	(4,635)
Other comprehensive income (loss), before tax	(142)	677	(4,594)
Income tax expense (benefit) related to items of other comprehensive income (loss)	(29)	141	(965)
Other comprehensive income (loss), after tax	(113)	536	(3,629)
Comprehensive income (loss)	$473	$923	$(3,296)
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-7

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance as of January 1, 2022	$3	$3,191	$1,562	$324	$5,080
Comprehensive income (loss):
Net income	—	—	—	333	333
Other comprehensive income (loss), after tax	—	—	(3,629)	—	(3,629)
Total comprehensive income (loss)					(3,296)
Dividends paid and distributions of capital	—	(413)	—	(444)	(857)
Balance as of December 31, 2022	3	2,778	(2,067)	213	927
Comprehensive income (loss):
Net income	—	—	—	387	387
Other comprehensive income (loss), after tax	—	—	536	—	536
Total comprehensive income (loss)					923
Dividends paid and distributions of capital	—	(8)	—	(302)	(310)
Balance as of December 31, 2023	3	2,770	(1,531)	298	1,540
Comprehensive income (loss):
Net income	—	—	—	586	586
Other comprehensive income (loss), after tax	—	—	(113)	—	(113)
Total comprehensive income (loss)					473
Dividends paid and distributions of capital	—	(16)	—	(457)	(473)
Balance as of December 31, 2024	$3	$2,754	$(1,644)	$427	$1,540
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-8

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Year Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities:
Net income	$586	$387	$333
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit) expense	—	(1)	(50)
Net (gains) losses	44	134	429
(Gains) losses on limited partnerships/corporations	12	29	34
Changes in operating assets and liabilities:
Deferred policy acquisition costs, value of business acquired and sales inducements, net	13	17	23
Premium receivable and reinsurance recoverable	313	205	200
Other receivables and asset accruals	(62)	4	9
Future policy benefits, claims reserves and interest credited	577	538	449
Due to/from affiliates	(73)	30	48
Other payables and accruals	(22)	(25)	(147)
Other, net	(10)	2	(13)
Net cash provided by operating activities	1,378	1,320	1,315
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	$4,586	$4,781	$5,351
Equity securities	—	64	5
Mortgage loans on real estate	627	451	597
Limited partnerships/corporations	82	102	82
Acquisition of:
Fixed maturities	(4,245)	(3,191)	(6,084)
Mortgage loans on real estate	(243)	(296)	(588)
Limited partnerships/corporations	(246)	(113)	(179)
Short-term investments, net	66	162	(248)
Derivatives, net	86	65	264
Short-term loan to affiliate, net	195	(295)	130
Collateral received (delivered), net	155	(78)	(21)
Receipts on deposit asset contracts	204	240	119
Other, net	—	42	28
Net cash provided by (used in) investing activities	1,267	1,934	(544)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$1,992	$1,559	$4,388
Maturities and withdrawals from investment contracts	(3,847)	(4,536)	(4,530)
Dividends paid and distributions of capital	(473)	(310)	(857)
Other, net	13	(1)	12
Net cash (used in) financing activities	(2,315)	(3,288)	(987)
Net increase (decrease) in cash and cash equivalents	330	(34)	(216)
Cash and cash equivalents, beginning of period	186	220	436
Cash and cash equivalents, end of period	$516	$186	$220

Supplemental disclosure of cash flow information:
Income taxes paid (received), net	$57	$(6)	$46
The accompanying notes are an integral part of these Consolidated Financial Statements.

C-9

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC, together with its wholly owned subsidiaries (collectively the "Company"), provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

The Company derives its revenue mainly from (a) Investment income earned on investments, (b) Fee income generated from separate account assets supporting variable options under variable annuity contract investments, as designated by contract owners, (c) Premiums, (d) Net gains (losses) on investments and changes in fair value of embedded derivatives on product guarantees, and (e) Other revenue which includes certain other fees. The Company's benefits and expenses primarily consist of (a) Interest credited and other benefits to contract owners/policyholders, (b) Operating expenses, which include expenses related to the selling and servicing of the various products offered by the Company and other general business expenses, and (c) Amortization of Deferred acquisition costs ("DAC") and Value of business acquired ("VOBA").

The Company offers qualified and non-qualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. The Company's products are offered primarily to public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts ("GICs") and synthetic GICs, to institutional clients. The Company's products are generally distributed through independent brokers and advisors, third-party administrators and consultants.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company provides its principal products and services through one operating segment. The Director and President of VRIAC is the chief operating decision maker ("CODM"). The CODM assesses performance and makes resource allocation decisions based upon Net income (loss) presented in the Consolidated Statements of Operations. The measure of segment assets is reported on the Consolidated Balance Sheets as Total assets. Significant expenses regularly provided to the CODM are consistent with those presented in the Consolidated Statements of Operations.

On September 11, 2024, VRIAC's ultimate parent, Voya Financial, announced a definitive agreement to acquire the full-service retirement plan business of OneAmerica Financial. This acquisition was accomplished through the purchase of legal entities and an indemnity reinsurance agreement through which VRIAC will administer group annuity contracts on behalf of American United Life Insurance Company, an affiliate of OneAmerica Financial. The transaction closed on January 2, 2025.

C-10

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, Voya Financial Partners, LLC ("VFP"), Voya Institutional Plan Services, LLC ("VIPS"), and Voya Retirement Advisors, LLC ("VRA"). Intercompany transactions and balances have been eliminated.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the Consolidated Financial Statements.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability and/or contain significant accounting estimates:

•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

The Company's fixed maturities are generally designated as available-for-sale. In addition, the Company has fixed maturities accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income ("AOCI") and presented net of Deferred income taxes. Trading securities are valued at fair value, with the changes in fair value recorded in Net gains (losses) and interest income recorded in Net investment income in the Consolidated Statements of Operations. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

C-11

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Net gains (losses). Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Net gains (losses).

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios ("DSC"), loan-to-value ("LTV"), collateral size, seniority of the loan, segmentation and property types.

The allowance for credit losses is a valuation account that is deducted from the loans’ amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Net gains (losses). Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

C-12

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, typically not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of the Company's investment in outstanding common stock of an affiliate, Voya Special Investments, Inc., which is accounted for as an equity method investment. Other investments also include Federal Home Loan Bank ("FHLB") stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of FHLB stock based on the level of borrowings and other factors. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at an agreed-upon percentage of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. See also Repurchase Agreements below.

Investment Impairments

The Company evaluates its available-for-sale investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

C-13

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net gains (losses) as impairments in the Consolidated Statements of Operations.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis.

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.
•When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.
•The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net gains (losses) as impairments. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses. The Company evaluates the collectability of accrued interest receivable as part of its quarterly impairment evaluation of available-for-sale investments. Losses are recorded in Net investment income when the Company believes the uncollectability of the accrued interest receivable is confirmed.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or

C-14

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations. Gains (losses) and net investment income related to derivatives are reflected as adjustments to reconcile Net cash flows from operating activities, and the net cash activity from derivatives is reflected in Net cash flows from investing activities, in the Consolidated Statements of Cash Flows. Any noncash activity, to the extent it is material, is excluded and reflected in a noncash supplementary schedule related to investing and financing activities.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.
•Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Net gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Net gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Net gains (losses).

C-15

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses). Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

Deferred policy acquisition costs ("DAC") represent policy acquisition costs that have been capitalized and are subject to amortization. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. Value of business acquired ("VOBA") represents the outstanding value of in-force business acquired and is subject to amortization. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies. DAC/VOBA amortization is recorded in Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Amortization Methodologies
The Company amortizes DAC/VOBA related to deferred annuity contracts on a constant level basis over the expected term of the related contracts. Contracts are grouped for amortization purposes by market type and issue year cohort using assumptions on a basis consistent with those used in estimating the associated liability or other related balance, where applicable.

The principal assumption deemed critical to the DAC/VOBA amortization is the estimated contract term, which incorporates mortality and persistency, and represents management’s best estimate of future outcome. The Company periodically reviews this assumption against actual experience and, based on additional information that becomes available, updates the assumption. Changes in contract term estimates are reflected prospectively in amortization expense as of the beginning of the reporting period in which the change is made.

VOBA is subject to recoverability testing; DAC is not. The Company performs testing to assess the recoverability of VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If VOBA is not deemed recoverable, charges will be applied against the VOBA balance before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC/VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC/VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

C-16

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Contract Costs Associated with Certain Revenue Contracts

Contract cost assets represent costs incurred to obtain or fulfill contracts for non-insurance financial services that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years.

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2024 and 2023, contract cost assets were $103 and $99, respectively. For the years ended December 31, 2024, 2023 and 2022, amortization expenses of $21, $21 and $22, respectively, were recorded in Operating expenses. There was no impairment loss in relation to the contract costs capitalized.

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. Reserves for payout contracts with life contingencies are equal to the present value of future payments.

Principal assumptions used to establish liabilities for future policy benefits include interest rate, mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, inflation, and benefit utilization. Other than interest rate assumptions, these assumptions are based on Company experience and periodically reviewed against industry standards. The Company reviews these assumptions at least annually and updates them if necessary. In addition to assumption updates, the Company adjusts reserves for actual experience in the period in which the experience occurs. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations. Remeasurements of the reserves as a result of assumption updates and adjustments for actual experience are recognized in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Interest rates used in discounting the reserves are based on an upper-medium grade (low-credit-risk) fixed-income instrument yield derived from observable market data. A 30-year forward rate is used for periods beyond the last observable market point. Reserves are remeasured quarterly to reflect changes in the discount rate, with the resulting change recorded in AOCI. Locked-in interest rates used to determine interest accretion on reserves for new contracts sold are based on the upper-medium grade (low-credit-risk) fixed-income instrument yield applicable at the time the business was issued. Locked-in interest accretion rates for contracts in force as of January 1, 2021, the transition date for Targeted Improvements for Long-Duration Contracts, are based on the locked-in interest rates in effect for those contracts immediately prior to the transition date. Interest accretion is recorded in Interest credited and other benefits to contract owners/policyholders.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.
•Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and range up to 4.5%. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

C-17

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the stabilizer ("Stabilizer") products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value that are not related to attributed fees collected or payments made, are reported in Net gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for the Stabilizer embedded derivative and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:
•Such separate accounts are legally recognized;
•Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
•Investments are directed by the contract owner or participant; and
•All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

C-18

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in short-term investments, which are included in Short-term investments under securities loan agreements, including collateral delivered, with the offsetting obligation to repay the loan included within Payables under securities loan and repurchase agreements, including collateral held, on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits
Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, and payout contracts without life contingencies are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income in the Consolidated Statements of Operations. Surrender charges are reported in Other revenue in the Consolidated Statements of Operations. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Revenue from Contracts with Customers
Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation, unless the transaction price includes variable consideration that is constrained; in such case, the Company recognizes revenue when the uncertainty associated with the constrained amount is subsequently resolved.

For advisory and recordkeeping and administration ("R&A") services, the Company recognizes revenue as services are provided, generally over time. The Company provides distribution services at a point in time and recognizes the related revenue as consideration is received. Revenue from shareholder servicing is recognized as services are provided over time. Contract terms are typically less than one year, and consideration is variable. Revenue for financial services is recorded in Fee income and Other revenue in the Consolidated Statements of Operations.

For a description of principal activities from which the Company generates revenue, see the Business section above for further information. See the Revenue from Contracts with Customers Note in these Consolidated Financial Statements for revenue disaggregated by type of service.

C-19

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between the financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return. Current income tax receivable or payable is recognized within Other assets or Other liabilities, respectively, in the Consolidated Balance Sheets.

Temporary differences between the Company's financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies the Company would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts with the exception of the interest accretion rate on reinsurance recoverable assets associated with in-force business reinsured. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded in Premium receivable and reinsurance recoverable or Other liabilities, as appropriate, on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted.

C-20

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company reviews assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance at least annually and updates them if necessary. In addition to the assumption updates, the Company adjusts these assets or liabilities for actual experience in the period in which the experience occurs. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable and deposit asset balances are reported net of the allowance for credit losses on the Company’s Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Current reinsurance recoverable balances deemed probable of recovery and payable balances under reinsurance agreements are included in Premium receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") and Security Life of Denver ("SLD") arising from the disposition of its individual life and annuity business.

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives, and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service, and compensation. The liability recognized in respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirement, withdrawal rates, and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans, and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

C-21

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

Adoption of New Pronouncements

Equity Securities Subject to Contractual Sale Restrictions

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2022-03, "Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"), which clarifies that contractual restrictions on equity security sales are not considered part of the security unit of account and, therefore, are not considered in measuring the fair value. In addition, the restrictions cannot be recognized and measured as separate units of account. Disclosures on such restrictions are also required.

The provisions of ASU 2022-03 were adopted prospectively on January 1, 2024. The adoption did not have an impact on the Company's financial condition, results of operations, or cash flows.

Segment Disclosures

In November 2023, the FASB issued ASU 2023-07 "Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures" ("ASU 2023-07"), which requires all current annual disclosures about segment profit/loss and assets to be reported in interim periods, as well as enhanced disclosures about significant segment expenses.

The provisions of ASU 2023-07 were adopted retrospectively for the fiscal year December 31, 2024. The adoption did not have an impact on the Company's financial condition, results of operations, or cash flows. Required disclosure changes have been included in these Consolidated Financial Statements.

Future Adoption of Accounting Pronouncements

Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, "Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses" ("ASU 2024-03"), which requires the following disclosures:
•Disclose the amounts of (a) employee compensation; (b) depreciation; and (c) intangible asset amortization included in each relevant expense caption.
•Include certain amounts that are already required to be disclosed under U.S. GAAP in the same disclosure as the other disaggregation requirements.
•Disclose a qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively.
•Disclose the total amount of selling expenses and, in annual reporting periods, an entity’s definition of selling expenses.

The amendments are effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027, and should be applied either prospectively or retrospectively. The Company is in the process of determining the disclosures that may be required by the adoption of the provisions of ASU 2024-03.

C-22

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures" ("ASU 2023-09"), which requires:

•A tabular rate reconciliation of (1) reported income tax expense/benefit from continuing operations, to (2) the product of the income/loss from continuing operations before income taxes and the statutory federal income tax rate, using specific categories, as well as disclosure of certain reconciling items based on a 5% threshold.
•Year-to-date net income taxes paid, disaggregated by federal, state, and foreign, as well as disaggregated information on net income taxes paid to an individual jurisdiction based on a 5% threshold.

The amendments are effective for annual periods beginning after December 15, 2024 and should be applied prospectively, with retrospective application permitted. Early adoption is also permitted. The Company is in the process of determining the disclosures that may be required by the adoption of the provisions of ASU 2023-09.

Climate Related Disclosures

In March 2024, the SEC adopted a final rule under SEC Release No. 33-11275, The Enhancement and Standardization of Climate-Related Disclosures for Investors, to enhance and standardize climate-related disclosures. The rule will require companies to disclose material Scope 1 and Scope 2 greenhouse gas emissions; climate-related risks, governance, and oversight; and the financial effects of severe weather events and other natural conditions. These disclosures will be phased in beginning with the Company's annual report for the year ending December 31, 2025. While the implementation of this rule is pending the outcome of legal challenges, the Company is assessing the disclosures that may be required by the adoption in the event that the stay is lifted.

C-23

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2024:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$428	$—	$50	$—	$—	$378
U.S. Government agencies and authorities	29	—	2	—	—	27
State, municipalities and political subdivisions	491	—	82	—	—	409
U.S. corporate public securities	6,095	50	896	—	—	5,249
U.S. corporate private securities	4,035	31	264	—	3	3,799
Foreign corporate public securities and foreign governments(1)	2,087	17	235	—	1	1,868
Foreign corporate private securities(1)	2,160	15	138	—	8	2,029
Residential mortgage-backed securities	2,638	19	128	(4)	—	2,525
Commercial mortgage-backed securities	2,459	2	333	—	17	2,111
Other asset-backed securities	1,741	24	25	—	1	1,739
Total fixed maturities, including securities pledged	22,163	158	2,153	(4)	30	20,134
Less: Securities pledged	1,223	—	134	—	—	1,089
Total fixed maturities	$20,940	$158	$2,019	$(4)	$30	$19,045
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

C-24

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2023:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Allowance for credit losses	Fair Value
Fixed maturities:
U.S. Treasuries	$297	$3	$25	$—	$—	$275
U.S. Government agencies and authorities	32	—	2	—	—	30
State, municipalities and political subdivisions	623	1	70	—	—	554
U.S. corporate public securities	6,291	73	759	—	—	5,605
U.S. corporate private securities	3,861	31	256	—	—	3,636
Foreign corporate public securities and foreign governments(1)	2,214	27	216	—	3	2,022
Foreign corporate private securities(1)	2,385	20	105	—	1	2,299
Residential mortgage-backed securities	2,631	24	124	1	—	2,532
Commercial mortgage-backed securities	2,781	1	415	—	9	2,358
Other asset-backed securities	1,564	8	43	—	1	1,528
Total fixed maturities, including securities pledged	22,679	188	2,015	1	14	20,839
Less: Securities pledged	855	—	57	—	—	798
Total fixed maturities	$21,824	$188	$1,958	$1	$14	$20,041
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2024, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. MBS and Other ABS are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$506	$486
After one year through five years	3,108	3,002
After five years through ten years	2,810	2,667
After ten years	8,901	7,604
Mortgage-backed securities	5,097	4,636
Other asset-backed securities	1,741	1,739
Fixed maturities, including securities pledged	$22,163	$20,134

As of December 31, 2024 and 2023, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's Total shareholder's equity.

C-25

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements and Securities Pledged

As of December 31, 2024 and 2023, the Company did not have any securities pledged in dollar rolls or reverse repurchase agreements.

The Company engages in securities lending whereby the initial collateral is required at a rate of at least 102% of the market value of the loaned securities. The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss.

In the normal course of business, the Company receives cash collateral and non-cash collateral in the form of securities. If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. Securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools.

The following table presents Securities pledged as of the dates indicated:

	December 31, 2024	December 31, 2023
Securities pledged/obligations under repurchase agreements(1)	$85	$—
Securities loaned to lending agent(2)	871	645
Securities pledged as collateral(2)(3)	133	153
Total	$1,089	$798
(1) Comprised of other asset-backed securities and included in Securities pledged and Payables under securities loan and repurchase agreements, including collateral held on the Consolidated Balance Sheets.
(2) Included in Securities pledged on the Consolidated Balance Sheets.
(3) See Collateral within the Derivative Financial Instruments Note to these Consolidated Financial Statements for more information.

The following table presents collateral held by asset class that the Company pledged under securities lending as of the dates indicated:

	December 31, 2024	December 31, 2023
U.S. Treasuries	$7	$12
U.S. corporate public securities	461	438
Foreign corporate public securities and foreign governments	217	189
Short-term Investments	216	31
Total(1)	$901	$670
(1) As of December 31, 2024 and 2023, liabilities to return cash collateral were $581 and $499, respectively, and included in Payables under securities loan and repurchase agreements, including collateral held on the Consolidated Balance Sheets.

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

C-26

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

	Year Ended December 31, 2024
	U.S. corporate private securities	Commercial mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1	$—	$9	$3	$1	$1	$14
Credit losses on securities for which credit losses were not previously recorded	3	8	—	7		18
Reductions for securities sold during the period	—	—	(2)	—	—	(2)
Increase (decrease) on securities with allowance recorded in previous period	—	—	—	—	—	—
Balance as of December 31	$3	$17	$1	$8	$1	$30

	Year Ended December 31, 2023
	U.S. Corporate private securities	Commercial mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1	$—	$—	$6	$1	$—	$7
Credit losses on securities for which credit losses were not previously recorded	—	9	—	—	1	10
Reductions for securities sold during the period	—	—	(2)	—	—	(2)
Increase (decrease) on securities with allowance recorded in previous period	—	—	(1)	—	—	(1)
Balance as of December 31	$—	$9	$3	$1	$1	$14

For additional information about the Company’s methodology and significant inputs used in determining whether a credit loss exists, see the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements.

C-27

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

The following tables present available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by investment category and duration as of the dates indicated:

	As of December 31, 2024
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$229	$16	$127	$34	$356	$50
U.S. Government agencies and authorities	13	—	14	2	27	2
State, municipalities and political subdivisions	4	—	403	82	407	82
U.S. corporate public securities	615	28	3,626	868	4,241	896
U.S. corporate private securities	405	10	2,260	254	2,665	264
Foreign corporate public securities and foreign governments	355	14	1,051	221	1,406	235
Foreign corporate private securities	429	11	1,205	127	1,634	138
Residential mortgage-backed	253	6	704	122	957	128
Commercial mortgage-backed	18	—	1,888	333	1,906	333
Other asset-backed	29	1	197	24	226	25
Total	$2,350	$86	$11,475	$2,067	$13,825	$2,153

	As of December 31, 2023
	Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$60	$2	$105	$23	$165	$25
U.S. Government agencies and authorities	—	—	17	2	17	2
State, municipalities and political subdivisions	16	—	528	70	544	70
U.S. corporate public securities	215	13	4,233	746	4,448	759
U.S. corporate private securities	128	5	2,653	251	2,781	256
Foreign corporate public securities and foreign governments	70	1	1,385	215	1,455	216
Foreign corporate private securities	151	4	1,744	101	1,895	105
Residential mortgage-backed	74	2	803	122	877	124
Commercial mortgage-backed	52	3	2,252	412	2,304	415
Other asset-backed	97	3	744	40	841	43
Total	$863	$33	$14,464	$1,982	$15,327	$2,015

C-28

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2024, the average duration of the Company's fixed maturities portfolio, including securities pledged, is between 6 and 6.5 years.

As of December 31, 2024 and 2023, the Company concluded that an allowance for credit losses was not warranted for the securities above because the unrealized losses are interest rate related. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, in accordance with its impairment policy in order to evaluate whether such investments are impaired. For the years ended December 31, 2024, 2023 and 2022, intent impairments were $10, $23 and $17, respectively.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

Debt Modifications

The Company evaluates all debt modifications to determine whether a modification results in a new loan or a continuation of an existing loan. Disclosures are required for loan modifications with borrowers experiencing financial difficulty. For the years ended December 31, 2024 and 2023, the Company had no material debt modifications that require such disclosure.

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific performance, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
LTV and DSC ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio is expressed as a percentage of the amount of the loan relative to the value of the underlying property at origination. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

C-29

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2024	$111	$107	$11	$—	$—	$229
2023	76	151	29	—	—	256
2022	201	240	94	—	—	535
2021	189	148	93	—	—	430
2020	149	63	—	—	—	212
Prior	1,827	126	1	—	16	1,970
Total	$2,553	$835	$228	$—	$16	$3,632

	As of December 31, 2023
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2023	$113	$152	$—	$—	$—	$265
2022	215	282	73	—	—	570
2021	191	181	197	—	—	569
2020	137	93	—	10	11	251
2019	173	54	20	—	—	247
Prior	1,878	246	3	—	19	2,146
Total	$2,707	$1,008	$293	$10	$30	$4,048
The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total(1)
2024	$132	$71	$24	$2	$229
2023	93	118	36	9	256
2022	254	88	63	130	535
2021	203	10	88	129	430
2020	170	17	20	5	212
Prior	1,461	164	276	69	1,970
Total	$2,313	$468	$507	$344	$3,632
(1) No commercial mortgage loans were secured by land or construction loans

C-30

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	As of December 31, 2023
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total(1)
2023	$133	$83	$49	$—	$265
2022	173	54	172	171	570
2021	205	12	51	301	569
2020	175	20	16	40	251
2019	151	19	62	15	247
Prior	1,619	197	212	118	2,146
Total	$2,456	$385	$562	$645	$4,048
(1) No commercial mortgage loans were secured by land or construction loans
The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2024	$50	$60	$31	$51	$17	$3	$7	$2	$8	$229
2023	37	67	10	75	16	27	2	20	2	256
2022	114	108	46	87	78	80	1	1	20	535
2021	75	33	95	88	83	32	9	15	—	430
2020	52	104	13	8	8	10	—	5	12	212
Prior	446	472	515	130	156	112	38	81	20	1970
Total	$774	$844	$710	$439	$358	$264	$57	$124	$62	$3,632

	As of December 31, 2023
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2023	$51	$61	$9	$75	$16	$29	$2	$20	$2	$265
2022	114	118	46	89	100	81	1	1	20	570
2021	76	44	103	143	96	60	10	36	1	569
2020	53	130	14	8	8	20	—	6	12	251
2019	43	69	6	52	34	4	13	10	16	247
Prior	456	456	616	158	162	140	33	114	11	2,146
Total	$793	$878	$794	$525	$416	$334	$59	$187	$62	$4,048

C-31

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated. The information is updated as of December 31, 2024 and 2023, respectively.

	As of December 31, 2024
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2024	$45	$119	$54	$11	$—	$—	$—	$229
2023	81	128	11	11	25	—	—	256
2022	72	230	192	26	9	6	—	535
2021	21	110	197	86	—	8	8	430
2020	48	36	49	79	—	—	—	212
Prior	436	580	426	324	48	121	35	1,970
Total	$703	$1,203	$929	$537	$82	$135	$43	$3,632

	As of December 31, 2023
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2023	$82	$122	$24	$13	$24	$—	$—	$265
2022	72	233	224	25	10	6	—	570
2021	22	122	310	99	—	8	8	569
2020	49	37	60	105	—	—	—	251
2019	29	56	124	29	9	—	—	247
Prior	559	625	414	342	42	127	37	2,146
Total	$813	$1,195	$1,156	$613	$85	$141	$45	$4,048

The following table summarizes activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2024	December 31, 2023
Allowance for credit losses, beginning of period	$22	$14
Credit losses on mortgage loans for which credit losses were not previously recorded	—	2
Increase (decrease) on mortgage loans with an allowance recorded in previous period	—	8
Provision for expected credit losses	22	24
Write-offs	(3)	(2)
Allowance for credit losses, end of period	$19	$22

C-32

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the payment status of commercial mortgage loans as of the dates indicated:

	December 31, 2024	December 31, 2023

Current	$3,608	$4,037
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	24	11
Total	$3,632	$4,048

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears, when the Company has concerns regarding the collectability of future payments, or when a loan has matured without being paid off or extended. As of December 31, 2024 and 2023 the Company had $24 and $11, respectively, of commercial mortgage loans in non-accrual status. The amount of interest income recognized on loans in non-accrual status for the years ended December 31, 2024 and 2023 was immaterial.

Net Investment Income

The following table summarizes Net investment income by investment type for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$1,225	$1,285	$1,411
Equity securities	6	10	10
Mortgage loans on real estate	183	196	181
Policy loans	8	8	8
Short-term investments and cash equivalents	10	10	4
Limited partnerships and other	118	82	77
Gross investment income	1,550	1,591	1,691
Less: Investment expenses	68	68	72
Net investment income	$1,482	$1,523	$1,619

For the years ended December 31, 2024 and 2023, the Company had $9 and $7 respectively, of investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Net Gains (Losses)

Net gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Net gains (losses) are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net gains (losses) also include changes in fair value of trading debt securities and changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on FIFO methodology.

C-33

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Fixed maturities, available-for-sale, including securities pledged	$(18)	$(27)	$(22)
Fixed maturities, at fair value option	(135)	(100)	(576)
Equity securities, at fair value	—	(4)	(26)
Derivatives	121	11	185
Embedded derivatives - fixed maturities	(4)	(1)	(5)
Other derivatives	2	—	1
Managed custody guarantees	4	(2)	(5)
Stabilizer	(14)	(1)	19
Mortgage loans	—	(10)	—
Net gains (losses)	$(44)	$(134)	$(429)

Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax, were as follows for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Proceeds on sales	$2,551	$3,356	$3,601
Gross gains	44	51	68
Gross losses	32	47	76

3.    Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: The Company uses interest rate swaps primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or

C-34

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments. Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as outlined in ASC Topic 815 as of December 31, 2024 and 2023.

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2024			December 31, 2023
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Fair value hedges(2):
Interest rate contracts(3)	$—	$—	$—	$—	$—	$—
Cash flow hedges:
Interest rate contracts	10	—	—	10	—	—
Foreign exchange contracts	504	37	2	597	27	6
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	11,626	201	266	11,125	186	290
Foreign exchange contracts	44	1	—	66	—	2
Credit contracts	72	—	—	101	—	1
Embedded derivatives and MCGs:
Within fixed maturity investments(4)	N/A	—	4	N/A	1	—
MCGs(5)	N/A	—	4	N/A	—	8
Stabilizer(5)	N/A	—	15	N/A	—	1
Total		$239	$291		$214	$308
(1) Open derivative contracts are reported as Derivatives assets or liabilities at fair value on the Consolidated Balance Sheets at fair value.
(2) Total carrying amount of the hedged assets and liabilities was $202 and $0 as of December 31, 2024 and 2023, respectively.
(3) Cumulative amount of fair value hedging adjustments included in the carrying amount of hedged assets and liabilities was $2 and $0 as of December 31, 2024 and 2023, respectively, all of which is related to hedging adjustments on discontinued hedging relationships.
(4) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(5) Included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets.
N/A - Not applicable

See the Fair Value Measurements Note to these Consolidated Financial Statements for additional information on derivative asset and liability fair values.

C-35

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company does not offset any derivative assets and liabilities in the Consolidated Balance Sheets. The disclosures set out in the table below include the fair values of Over-The-Counter (“OTC”) and cleared derivatives excluding exchange traded contracts subject to master netting agreements or similar agreements as of the dates indicated:

	Gross Amount Recognized(1)	Counterparty Netting(2)	Cash Collateral Netting(2)	Securities Collateral Netting(2)	Net receivables/ payables
December 31, 2024
Derivative assets	$239	$(207)	$(28)	$(3)	$1
Derivative liabilities	268	(207)	(54)	(6)	1
December 31, 2023
Derivative assets	213	(184)	(17)	(8)	4
Derivative liabilities	299	(184)	(111)	(3)	1
(1) As of December 31, 2024 and 2023, gross amounts do not exclude asset and liability exchange traded contracts.
(2) Represents the netting of receivable with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan and repurchase agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets.

As of December 31, 2024, the Company held $31 and pledged $54 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2023, the Company held $17 and $112 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2024, the Company delivered $133 of securities and held $3 securities as collateral. As of December 31, 2023, the Company delivered $153 of securities and held $10 securities as collateral.

C-36

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the periods indicated:

	Year Ended December 31,
	2024		2023		2022
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Location of Gain (Loss) Reclassified from AOCI into Income	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)	Net investment income	Net investment income and Net gains (losses)
Amount of Gain (Loss) Recognized in Other Comprehensive Income(1)	$—	$14	$—	$(36)	$(2)	$58
Amount of Gain (Loss) Reclassified from AOCI	—	13	—	8	—	9
(1) See the Accumulated Other Comprehensive Income (Loss) Note to these Consolidated Financial Statements for additional information.

The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the periods indicated:

	Year Ended December 31,
	2024		2023		2022
	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)	Net investment income	Net gains (losses)
Total amounts of line items presented in the statements of operations in which the effects of fair value or cash flow hedges are recorded	$1,482	$(44)	$1,523	$(134)	$1,619	$(429)
Fair value hedges:
Interest rate contracts:
Hedged items	—	2	—	—	—	—
Derivatives designated as hedging instruments	—	(2)	—	—	—	—
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from AOCI into income(1)	8	5	8	—	9	—
(1) See the Accumulated Other Comprehensive Income (Loss) Note to these Consolidated Financial Statements for additional information.

C-37

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations are as follows for the periods indicated:

	Location of Gain (Loss) Recognized on Derivative	Year Ended December 31,
		2024	2023	2022
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Net gains (losses)	$117	$10	$184
Foreign exchange contracts	Net gains (losses)	—	(1)	4
Credit contracts	Net gains (losses)	1	2	(3)
Embedded derivatives and MCGs:
Within fixed maturity investments	Net gains (losses)	(4)	(1)	(5)
MCGs	Net gains (losses)	4	(2)	(5)
Stabilizer	Net gains (losses)	(14)	(1)	19
Total		$104	$7	$194

C-38

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

4.    Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$307	$71	$—	$378
U.S. Government agencies and authorities	—	27	—	27
State, municipalities and political subdivisions	—	409	—	409
U.S. corporate public securities	—	5,202	47	5,249
U.S. corporate private securities	—	2,628	1,171	3,799
Foreign corporate public securities and foreign governments(1)	—	1,820	48	1,868
Foreign corporate private securities(1)	—	1,688	341	2,029
Residential mortgage-backed securities	—	2,471	54	2,525
Commercial mortgage-backed securities	—	2,111	—	2,111
Other asset-backed securities	—	1,725	14	1,739
Total fixed maturities, including securities pledged	307	18,152	1,675	20,134
Equity securities	10	—	56	66
Derivatives:
Interest rate contracts	—	201	—	201
Foreign exchange contracts	—	38	—	38
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,356	—	19	1,375
Assets held in separate accounts	92,849	5,390	340	98,579
Total assets	$94,522	$23,781	$2,090	$120,393
Liabilities:
Stabilizer and MCGs	$—	$—	$19	$19
Derivatives:
Interest rate contracts	10	256	—	266
Foreign exchange contracts	—	2	—	2
Total liabilities	$10	$258	$19	$287
(1) Primarily U.S. dollar denominated.

C-39

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$221	$54	$—	$275
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	554	—	554
U.S. corporate public securities	—	5,592	13	5,605
U.S. corporate private securities	—	2,451	1,185	3,636
Foreign corporate public securities and foreign governments(1)	—	2,022	—	2,022
Foreign corporate private securities (1)	—	1,945	354	2,299
Residential mortgage-backed securities	—	2,484	48	2,532
Commercial mortgage-backed securities	—	2,358	—	2,358
Other asset-backed securities	—	1,491	37	1,528
Total fixed maturities, including securities pledged	221	18,981	1,637	20,839
Equity securities	11	—	54	65
Derivatives:
Interest rate contracts	6	180	—	186
Foreign exchange contracts	—	27	—	27
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,061	—	—	1,061
Assets held in separate accounts	84,329	5,605	348	90,282
Total assets	$85,628	$24,793	$2,039	$112,460
Liabilities:
Stabilizer and MCGs	$—	$—	$9	$9
Derivatives:
Interest rate contracts	—	290	—	290
Foreign exchange contracts	—	8	—	8
Credit contracts	—	1	—	1
Total liabilities	$—	$299	$9	$308
(1) Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the

C-40

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

When available, the fair value of the Company's financial assets and liabilities are based on quoted prices of identical assets in active markets and therefore, reflected in Level 1. The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the

C-41

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, Overnight Index Swap ("OIS") rates, and Secured Overnight Financing Rate ("SOFR"). The Company uses SOFR discounting for valuations of interest rate derivatives; however, certain legacy positions may continue to be discounted on OIS. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2. See the Derivative Financial Instruments Note to these Consolidated Financial Statements for more information.

Stabilizer and MCGs: The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions. These derivatives are classified as Level 3 liabilities. See the Derivative Financial Instruments Note to these Consolidated Financial Statements for more information.

The discount rate used to determine the fair value of the Company's Stabilizer embedded derivative liabilities and MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk"). The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

C-42

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2024
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$13	$—	$(1)	$40	$—	$—	$(5)	$—	$—	$47	$—	$(1)
U.S. Corporate private securities	1,185	(1)	—	311	—	(10)	(199)	—	(115)	1,171	1	(6)
Foreign corporate public securities and foreign governments(1)	—	—	—	48	—	—	—	—	—	48	—	—
Foreign corporate private securities(1)	354	(7)	(28)	26	—	(8)	(40)	44	—	341	—	(28)
Residential mortgage-backed securities	48	(4)	—	14	—	—	—	—	(4)	54	(4)	—
Other asset-backed securities	37	—	1	—	—	(8)	(6)	—	(10)	14	—	—
Total fixed maturities, including securities pledged	1,637	(12)	(28)	439	—	(26)	(250)	44	(129)	1,675	(3)	(35)
Equity securities, at fair value	54	2	—	—	—	—	—	—	—	56	2	—
Stabilizer and MCGs(2)	(9)	(8)	—	—	(2)	—	—	—	—	(19)	—	—
Cash and cash equivalents, short-term investments, and short-term investments under securities loan agreement	—	—	(1)	20	—	—	—	—	—	19	—	(1)
Assets held in separate accounts(4)	348	6	—	47	—	(26)	—	5	(40)	340	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-43

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2023
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$13	$—	$—	$—	$—	$—	$—	$—	$—	$13	$—	$—
U.S. Corporate private securities	1,356	—	20	109	—	(3)	(162)	57	(192)	1,185	1	18
Foreign corporate public securities and foreign governments(1)	2	—	—	—	—	—	—	—	(2)	—	—	—
Foreign corporate private securities(1)	339	2	7	100	—	(8)	(125)	41	(2)	354	2	6
Residential mortgage-backed securities	20	(3)	—	29	—	—	—	2	—	48	(3)	—
Other asset-backed securities	52	—	—	10	—	—	(5)	—	(20)	37	—	—
Total fixed maturities, including securities pledged	1,782	(1)	27	248	—	(11)	(292)	100	(216)	1,637	—	24
Equity securities, at fair value	117	(3)	—	—	—	—	(60)	—	—	54	—	—
Stabilizer and MCGs(2)	(6)	(1)	—	—	(2)	—	—	—	—	(9)	—	—
Assets held in separate accounts(4)	347	1	—	8	—	(21)	—	14	(1)	348	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income.

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

C-44

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2024 and 2023, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets. ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2024		December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$20,134	$20,134	$20,839	$20,839
Equity securities	66	66	65	65
Mortgage loans on real estate	3,632	3,440	4,048	3,829
Policy loans	163	163	161	161
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	1,375	1,375	1,061	1,061
Derivatives	239	239	213	213
Short-term loan to affiliate(1)	100	100	295	295
Other investments, including securities pledged	94	94	88	88
Assets held in separate accounts	98,579	98,579	90,282	90,282
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(2)	25,769	27,652	26,867	28,954
Funding agreements with fixed maturities	721	726	671	672
Supplementary contracts, immediate annuities and other	214	180	231	192
Stabilizer and MCGs	19	19	9	9
Derivatives	268	268	299	299
Short-term debt(3)	44	44	31	31
Long-term debt(3)	1	1	1	1
(1) Included in Other Assets on the Consolidated Balance Sheets.
(2) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Stabilizer and MCGs section of the table above.
(3) Included in Other Liabilities on the Consolidated Balance Sheets.

C-45

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Short-term loan to affiliate	Level 2
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Short-term debt and Long-term debt	Level 2

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA
	Deferred and Individual Annuities
Balance as of January 1, 2022	$573	$375
Deferrals of commissions and expenses	54	4
Amortization expense	(49)	(31)
Balance as of December 31, 2022	$578	$348
Deferrals of commissions and expenses	56	3
Amortization expense	(45)	(30)
Balance as of December 31, 2023	$589	$321
Deferrals of commissions and expenses	57	3
Amortization expense	(46)	(26)
Balance as of December 31, 2024	$600	$298

The following table shows a reconciliation of DAC and VOBA balances to the Consolidated Balance Sheets for the periods indicated:

	December 31, 2024	December 31, 2023
DAC:
Deferred and Individual Annuities	$600	$589
Other	9	10
VOBA	298	321
Total	$907	$920

C-46

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results or changes in best estimates of future results.

Year	Amount
2025	$22
2026	20
2027	19
2028	17
2029	16

6.     Reserves for Contract Owner Account Balances

The following table presents a rollforward of Contract owner account balances for the periods indicated:

	Deferred Group and Individual Annuity
	December 31, 2024	December 31, 2023
Balance at January 1	$25,991	$27,951
Deposits	2,435	2,223
Fee income	(50)	(9)
Surrenders, withdrawals and benefits	(4,368)	(4,900)
Net transfers (from) to the general account (2)	313	(9)
Interest credited	710	735
Ending Balance	$25,031	$25,991

Weighted-average crediting rate	2.8%	2.7%
Net amount at risk (1)	$86	$116
Cash surrender value	$24,669	$25,631
(1) For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date and is calculated at a contract level. Where a contract has both a living and a death benefit, the Company calculates NAR at a contract level and aggregates the higher of the two values together.
(2) Net transfers (from) to the general account includes transfers of $(1,150) and $(524) for 2024 and 2023, respectively related to VRIAC-managed institutional/mutual fund plan assets in trust that are not reflected on the Consolidated Balance Sheets.

The following table shows a reconciliation of the Contract owner account balances for deferred group and individual annuities to the Future policy benefits and Contract owner accounts balances on the Consolidated Balance Sheets for the periods indicated:

	December 31, 2024	December 31, 2023
Deferred group and individual annuity (Contract owner account balances)	$25,031	$25,991
Non-putable funding agreements	721	671
Other (Future policy benefits and Contract owner account balances)(1)	3,516	3,915
Ending balance	$29,268	$30,577
(1) Primarily related to reinsured business

C-47

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes detail on the differences between the interest rate being credited to contract holders as of the periods indicated, and the respective guaranteed minimum interest rates ("GMIRs"):

	Account Value(1)
	Excess of crediting rate over GMIR
	At GMIR	Up to .50% Above GMIR	0.51% - 1.00% Above GMIR	1.01% - 1.50% Above GMIR	1.51% - 2.00% Above GMIR	More than 2.00% Above GMIR	Total
As of December 31, 2024
Up to 1.00%	$8	$4,010	$3,671	$1,688	$1,533	$925	$11,835
1.01% - 2.00%	110	56	44	4	—	1	215
2.01% - 3.00%	5,833	31	1	—	—	—	5,865
3.01% - 4.00%	7,291	—	—	—	—	—	7,291
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	341	—	—	—	2	—	343
Total discretionary rate setting products	$13,587	$4,097	$3,716	$1,692	$1,535	$926	$25,553

As of December 31, 2023
Up to 1.00%	$11	$4,663	$3,451	$2,204	$858	$797	$11,984
1.01% - 2.00%	141	73	44	6	—	1	265
2.01% - 3.00%	6,275	36	1	—	—	—	6,312
3.01% - 4.00%	7,708	—	—	—	—	—	7,708
4.01% and Above	4	—	—	—	—	—	4
Renewable beyond 12 months (MYGA)(2)	398	—	—	—	3	—	401
Total discretionary rate setting products	$14,537	$4,772	$3,496	$2,210	$861	$798	$26,674
(1) Includes only the account values for investment spread products with GMIRs and discretionary crediting rates, net of policy loans. Excludes Stabilizer products, which are fee based.
(2) Represents multi year guaranteed annuity ("MYGA") contracts with renewal dates after December 31, 2024 and 2023 on which the Company is required to credit interest above the contractual GMIR for at least the next twelve months.

7.    Reinsurance

As of December 31, 2024, the Company has reinsurance treaties with three unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts.

Premium receivable and reinsurance recoverable were comprised of the following as of the dates indicated:

	December 31, 2024		December 31, 2023
Premium receivable	$—	*	$—	*
Reinsurance recoverable, net of allowance for credit losses	2,560		2,899
Total	$2,560		$2,899
* Less than $1

C-48

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Information regarding the effect of reinsurance on the Consolidated Statements of Operations is as follows for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Premiums:
Direct premiums	$9	$31	$18
Reinsurance ceded	—	(2)	(2)
Net premiums	$9	$29	$16

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$857	$920	$886
Reinsurance assumed	5	4	4
Reinsurance ceded	(92)	(107)	(160)
Net interest credited and other benefits to contract owners / policyholders	$770	$817	$730

The Company has indemnity reinsurance agreements with Security Life of Denver Company ("SLD") and with a subsidiary of Lincoln National Corporation ("Lincoln"). Under these agreements, SLD and Lincoln contractually assumed certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. Reinsurance recoverable, net of the allowance for credit losses, related to the agreement with SLD was $1.6 billion and $1.9 billion as of December 31, 2024 and 2023, respectively, on the Consolidated Balance Sheets. Reinsurance recoverable, net of the allowance for credit losses, related to the reinsurance agreement with Lincoln was $0.9 billion and $1.0 billion as December 31, 2024 and 2023 on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. As of December 31, 2024 and 2023, the Company had a deposit asset net of the allowance for credit losses of $0.9 billion and $1.0 billion, respectively, which is reported in Other assets on the Consolidated Balance Sheets.

C-49

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Separate Accounts

The following tables present a rollforward of Separate account liabilities for the stabilizer and deferred annuity business, including a reconciliation to the Consolidated Balance Sheets, for the periods indicated:

	December 31, 2024			December 31, 2023
	Stabilizer	Deferred Annuity	Total	Stabilizer	Deferred Annuity	Total
Balance at January 1	$7,175	$81,440	$88,615	$7,196	$68,373	$75,569
Deposits	891	9,955	10,846	940	10,036	10,976
Fee income	(33)	(474)	(507)	(34)	(414)	(448)
Surrenders, withdrawals and benefits	(1,376)	(12,415)	(13,791)	(1,342)	(9,545)	(10,887)
Net transfers (from) to the separate account	—	(1,463)	(1,463)	—	(515)	(515)
Investment performance	244	12,794	13,038	415	13,505	13,920
Balance at end of period	$6,901	$89,837	$96,738	$7,175	$81,440	$88,615

Reconciliation to Consolidated Balance Sheets:

Other variable products liabilities	1,841	1,667
Total Separate Accounts liabilities	$98,579	$90,282

Stabilizer products allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. The fair value is estimated using the income approach.

Cash surrender value represents the amount of the contract holders' account balances distributable at the balance sheet date, less certain surrender charges. The cash surrender value for deferred annuity products was $89,817 and $81,420 as of December 31, 2024 and 2023, respectively.

The aggregate fair value of assets, by major investment asset category, supporting separate accounts were as follows for the periods indicated:

	December 31, 2024	December 31, 2023
U.S. Treasury securities and obligations of U.S government corporations and agencies	$913	$1,015
Corporate debt and foreign securities:	2,493	2,528
Mortgage-backed securities	3,087	3,231
Equity securities (including mutual funds)	91,588	83,065
Cash, cash equivalents and short-term investments	437	399
Receivable for securities and accruals	61	44
Total	$98,579	$90,282

9.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of

C-50

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the year ended December 31, 2024, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $473. During the year ended December 31, 2023, VRIAC declared and paid an ordinary dividend to its Parent in the aggregate amount of $310.

On March 5, 2025, the Company declared an ordinary dividend to its Parent in the aggregate amount of $84.

During the years ended December 31, 2024 and 2023, VRIAC did not receive capital contributions from its Parent.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $640, $577 and $549 for the years ended December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus was $2.0 billion for the years ended December 31, 2024 and 2023.

10.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31, 2024	December 31, 2023	December 31, 2022
Fixed maturities, net of impairment	$(1,995)	$(1,827)	$(2,544)
Derivatives(1)	56	57	111
Change in current discount rate	(306)	(335)	(349)
Deferred income tax asset (liability)(2)	600	571	712
Total	(1,645)	(1,534)	(2,070)
Pension and other postretirement benefits liability, net of tax	1	3	3
AOCI	$(1,644)	$(1,531)	$(2,067)
(1) Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2024, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $10.
(2) The Company uses the portfolio method to determine when stranded tax benefits (or detriments) are released from AOCI.

C-51

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2024
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(170)		$35	$(135)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	1		—	1
Change in unrealized gains (losses) on available-for-sale securities	(169)		35	(134)

Derivatives:
Derivatives	14	(1)	(3)	11
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(15)		3	(12)
Change in unrealized gains (losses) on derivatives	(1)		—	(1)

Change in current discount rate	28		(6)	22
Change in AOCI	$(142)		$29	$(113)
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information

	Year Ended December 31, 2023
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$694		$(146)	$548
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	21		(4)	17
Change in unrealized gains (losses) on available-for-sale securities	715		(150)	565

Derivatives:
Derivatives	(36)	(1)	8	(28)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(18)		4	(14)
Change in unrealized gains (losses) on derivatives	(54)		12	(42)

Change in current discount rate	16		(3)	13
Change in AOCI	$677		$(141)	$536
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

C-52

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2022
	Before-Tax Amount		Income Tax (Benefit)	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(4,731)		$994	$(3,737)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	62		(13)	49
Change in unrealized gains (losses) on available-for-sale securities	(4,669)		981	(3,688)

Derivatives:
Derivatives	54	(1)	(11)	43
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(20)		4	(16)
Change in unrealized gains (losses) on derivatives	34		(7)	27

Change in current discount rate	41		(9)	32
Change in AOCI	$(4,594)		$965	$(3,629)
.
(1) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information

11.    Revenue from Contracts with Customers

Financial services revenue is disaggregated by type of service in the following table:

	Year Ended December 31,
	2024	2023	2022
Advisory and R&A	$571	$460	$473
Distribution and shareholder servicing	79	73	75
Total financial services revenue	650	533	548
Revenue from other sources(1)	551	478	472
Total Fee income and Other revenue	$1,201	$1,011	$1,020

(1)Primarily consists of revenue from insurance contracts and financial instruments.

Net receivables of $109 and $94 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.

C-53

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

12.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Current tax expense (benefit):
Federal	$57	$14	$—
Total current tax expense (benefit)	57	14	—
Deferred tax expense (benefit):
Federal	—	(1)	(51)
Total deferred tax expense (benefit)	—	(1)	(51)
Total income tax expense (benefit)	$57	$13	$(51)

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2024	2023	2022
Income (loss) before income taxes	$643	$400	$282
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	135	84	59
Tax effect of:
Dividends received deduction	(47)	(36)	(42)
Security Life of Denver Company capital loss carryback (1)	(13)	(23)	—
Tax credits	(18)	(11)	(67)
Other	—	(1)	(1)
Income tax expense (benefit)	$57	$13	$(51)
Effective tax rate	8.9%	3.2%	(18.1)%
(1) See Other Tax Matters section below

C-54

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2024	2023
Deferred tax assets
Net unrealized investment losses	$407	$372
Loss carryforwards	165	183
Current discount rate	64	70
Tax credits	80	65
Insurance reserves	48	61
Compensation and benefits	60	57
Investments	26	19
Other assets	9	—
Total gross assets	859	827
Less: Valuation allowance	—	—
Assets, net of valuation allowance	$859	$827

Deferred tax liabilities
Deferred policy acquisition costs	$(175)	$(178)
Other liabilities	(22)	(16)
Total gross liabilities	(197)	(194)
Net deferred income tax asset (liability)	$662	$633

The following table sets forth the federal and credit carryforwards for tax purposes as of the dates indicated:

	December 31,
	2024		2023
Federal net operating loss carryforward	$788	(1)	$873
Credit carryforward	80	(2)	65
(1) NOL not subject to expiration
(2) Expires between 2025 and 2034

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets ("DTA") will not be realized. As of December 31, 2024 and 2023, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2024 and 2023 of $128 in continuing operations, offset by a corresponding benefit in Other comprehensive income.

The Company reviews all available positive and negative evidence to determine if a valuation allowance is recorded, including historical and projected pre-tax book income, tax planning strategies and reversals of temporary differences. As of December 31, 2024 and 2023, the Company had net unrealized capital losses of $1.9 billion and $1.8 billion, respectively, in AOCI. The Company expects this DTA to be utilized by its hold-to-maturity tax planning strategy. Additionally, income before income taxes remained positive for the period. After evaluating the positive and negative evidence, the Company did not change its judgement regarding the realization of DTAs and did not establish a valuation allowance in 2024.

C-55

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Other Tax Matters

On January 4, 2021, Voya Financial completed a series of transactions pursuant to a Master Transaction Agreement with Resolution Life U.S. Holdings Inc. ("Resolution Life US"). As a part of these transactions, Resolution Life US acquired Voya Financial's wholly owned subsidiary, Security Life of Denver Company ("SLD"). SLD generated capital losses in the 2023 and 2022 tax years, which are included in the tax return for Voya Financial. The Company recorded a $13 and $23 tax benefit in 2024 and 2023, respectively, resulting in a decrease to the effective tax rate.

Tax Sharing Agreement

As of December 31, 2024 and 2023, the Company had a payable to Voya Financial of $15 and $16, respectively, for federal income taxes under the intercompany tax sharing agreement, which is included in Other liabilities on the Consolidated Balance Sheets.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2024 and 2023.

Interest and Penalties

The Company recognizes accrued interest and penalties, if applicable, related to unrecognized tax benefits on the Consolidated Balance Sheets and the Consolidated Statements of Operations. The Company had no accrued interest as of December 31, 2024 and 2023.

Tax Regulatory Matters

For the tax years 2022 through 2024, Voya Financial participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2023 tax year, Voya Financial was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year. For the 2024 tax year, Voya Financial is in the Compliance Maintenance Bridge Plus ("Bridge Plus") phase of CAP. In the Bridge Plus phase, the IRS will review the tax return and issue either a full or partial acceptance letter upon completion of review.

Voya Financial filed amended federal income tax returns for tax years 2012 through 2018 to claim a foreign tax credit instead of utilizing a foreign tax deduction. Voya Financial does not anticipate an adjustment to its claim as filed. The audit of the claim is ongoing.

Tax Legislative Matters

In August 2022, the Inflation Reduction Act was signed into law creating the corporate alternative minimum tax ("CAMT"). In September 2024, the Department of Treasury issued proposed regulations providing additional guidance on the CAMT. While

C-56

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

the Company does not expect to be subject to the CAMT for 2024, the Company continues to review the proposed regulations, and its CAMT determination will need to be evaluated in light of future guidance.

13.    Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which expires on April 1, 2026, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. Interest on any borrowing by either the Company or Voya Financial is charged at a rate based on the prevailing market rate for similar third-party borrowings or securities.

Under this agreement, the Company incurred interest expense of $2, $3 and $1 for the years ended December 31, 2024, 2023 and 2022, respectively. The Company earned interest income of $20, $18 and $5 for the years ended December 31, 2024, 2023 and 2022, respectively. Interest expense and income are included in Interest expense and Net investment income, respectively, in the Consolidated Statements of Operations.

As of December 31, 2024, the Company had $100 outstanding receivable and VIPS had a $44 outstanding payable. As of December 31, 2023, the Company had $295 outstanding receivable and VIPS had a $31 outstanding payable from/to Voya Financial under the reciprocal loan agreement.

14.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation ("PBGC"). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

The costs allocated to the Company for its employees' participation in the Retirement Plan were $12, $12 and $14 for the years ended December 31, 2024, 2023 and 2022, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya 401(k) Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $21, $21 and $19, for the years ended December 31, 2024, 2023 and 2022, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

C-57

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs. Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Change in benefit obligation:
Benefit obligation, January 1	$60	$61
Interest cost	3	3
Benefits paid	(5)	(5)
Actuarial (gains) losses on obligation(1)	(2)	1
Benefit obligation, December 31	$56	$60
(1) Includes actuarial (gain) loss of $(2) and $1 due to change in discount rate for the years ended December 31, 2024 and 2023, respectively. The discount rate increased 0.60% during 2024 driven by an increase in corporate AA yields. The discount rate decreased 0.19% during 2023 driven by decrease in corporate AA yields.

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2024 and 2023:

	December 31,
	2024	2023
Accrued benefit cost (1)	$(56)	$(60)
Net amount recognized	$(56)	$(60)
(1)Accrued benefit cost is included in Other liabilities on the Consolidated Balance Sheets.

C-58

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Assumptions

The discount rate used in the measurement of the December 31, 2024 and 2023 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2024	2023
Discount rate	5.88%	5.28%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2024	2023	2022
Discount rate	5.28%	5.47%	3.00%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2024, 2023 and 2022:

	Year Ended December 31,
	2024	2023	2022
Interest cost	$3	$3	$2
Net (gain) loss recognition	(2)	1	(13)
Net periodic (benefit) cost	$1	$4	$(11)

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2025	$6
2026	6
2027	5
2028	5
2029	5
2030-2034	22

In 2025, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

C-59

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company was allocated compensation expense from Voya Financial of $27, $34 and $35 for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company recognized tax benefits of $6, $7 and $8 for the years ended 2024, 2023 and 2022, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.
•The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.
•The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.
•Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.
•The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2024, 2023 and 2022.

15.    Commitments and Contingencies

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments.

As of December 31, 2024 the Company had off-balance sheet commitments to acquire mortgage loans of $189 and purchase limited partnerships and private placement investments of $1,149.

Insurance Company Guaranty Fund Assessments

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this undiscounted liability, which is included in Other liabilities on the Consolidated Balance Sheets, to be $2 and $0 as of December 31, 2024 and 2023, respectively. The Company has also recorded an asset, which is included in Other assets on the Consolidated Balance Sheets, of $18 and $8 as of December 31, 2024 and 2023, respectively, for future credits to premium taxes. The Company estimates its liabilities for future assessments under state

C-60

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

insurance guaranty association laws. The Company believes the reserves established are adequate for future assessments relating to insurance companies that are currently subject to insolvency proceedings.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreements, letter of credit ("LOC") and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2024	2023
Fixed maturity collateral pledged to FHLB(1)	$1,238	$1,205
FHLB restricted stock(2)	34	33
Other fixed maturities-state deposits	8	11
Cash and cash equivalents	2	2
Securities pledged(3)	1,089	798
Total restricted assets	$2,371	$2,049
(1) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(2) Included in Other investments on the Consolidated Balance Sheets.
(3) Includes the fair value of loaned securities of $871 and $645 as of December 31, 2024 and 2023, respectively. In addition, as of December 31, 2024 and 2023, the Company delivered securities as collateral of $133 and $153, respectively, and repurchase agreements of $85 and $0, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

Federal Home Loan Bank Funding

The Company is a member of the Federal Home Loan Bank of Boston ("FHLB") and is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2024 and 2023, the Company had $721 and $671, respectively, in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Assets pledged to the FHLB are reflected in the table above.

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters, arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no

C-61

Voya Retirement Insurance and Annuity Company
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, as not material to the Company. For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss.

Litigation includes Ravarino, et al. v. Voya Financial, Inc., et al. (USDC District of Connecticut, No. 3:21-cv-01658)(filed December 14, 2021). In this putative class action, the plaintiffs allege that the named defendants, which include the Company, breached their fiduciary duties of prudence and loyalty in the administration of the Voya 401(k) Savings Plan. The plaintiffs claim that the named defendants did not exercise proper prudence in their management of allegedly poorly performing investment options, including proprietary funds, and passed excessive investment-management and other administrative fees for proprietary and non-proprietary funds onto plan participants. The plaintiffs also allege that the defendants engaged in self-dealing through the inclusion of the Voya Stable Value Option into the plan offerings and by setting the "crediting rate" for participants’ investment in the Stable Value Fund artificially low in relation to Voya’s general account investment returns in order to maximize the spread and Voya’s profits at the participants’ expense. The complaint seeks disgorgement of unjust profits as well as costs incurred. On June 13, 2023, the Court issued a ruling granting in part and denying in part Voya's motion to dismiss. The court largely dismissed the claims for breach of fiduciary duty. The remaining claims concern allegations of breaches of the ERISA prohibited transactions rule and a claim for failure to monitor the Voya Small Cap Growth fund. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

16.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2024, 2023 and 2022, expenses were incurred in the amounts of $69, $64 and $68, respectively.
•Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the years ended December 31, 2024, 2023 and 2022, revenue under the VIM intercompany agreement was $57, $52 and $56, respectively.
•Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services, are settled quarterly. For the years ended December 31, 2024, 2023 and 2022, expenses were incurred in the amounts of $430, $457 and $454, respectively.
•Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2024, 2023 and 2022, commission expenses incurred by VRIAC were $79, $72 and $72, respectively. Payments on commission expenses are settled monthly.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual fund products issued by certain of its affiliates. For the years ended December 31, 2024, 2023 and 2022, distribution revenues received by VFP related to affiliated mutual fund products were $27, $24, and $26, respectively.

C-62

Variable Life Account B of Voya Retirement Insurance and Annuity Company

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

Fidelity® VIP Contrafund® Portfolio - Initial Class	$14,948,111	$14,948,111	$14,948,111
Fidelity® VIP Equity-Income Portfolio - Initial Class	9,674,896	9,674,896	9,674,896
Fidelity® VIP Growth Portfolio - Initial Class	6,970	6,970	6,970
Fidelity® VIP Overseas Portfolio - Initial Class	550,032	550,032	550,032
Invesco V.I. Global Fund - Series I Shares	2,757,083	2,757,083	2,757,083
Invesco V.I. Global Strategic Income Fund - Series I Shares	425,280	425,280	425,280
Janus Henderson Balanced Portfolio - Institutional Shares	6,097,880	6,097,880	6,097,880
Janus Henderson Enterprise Portfolio - Institutional Shares	15,211,921	15,211,921	15,211,921
Janus Henderson Flexible Bond Portfolio - Institutional Shares	22,341	22,341	22,341
Janus Henderson Global Research Portfolio - Institutional Shares	12,598,140	12,598,140	12,598,140
Janus Henderson Research Portfolio - Institutional Shares	9,579,656	9,579,656	9,579,656
MFS® VIT Total Return Series - Initial Class	26,956	26,956	26,956
Voya Balanced Income Portfolio - Class I	3,740,316	3,740,316	3,740,316
Voya Government Money Market Portfolio - Class I	2,103,625	2,103,625	2,103,625
Voya Growth and Income Portfolio - Class I	74,122,539	74,122,539	74,122,539
Voya Index Plus LargeCap Portfolio - Class I	82,142,276	82,142,276	82,142,276
Voya Intermediate Bond Portfolio - Class I	2,955,145	2,955,145	2,955,145
Voya Large Cap Growth Portfolio - Class I	8,248,351	8,248,351	8,248,351
Voya Solution Aggressive Portfolio - Class I	2,474,281	2,474,281	2,474,281
Voya Solution Balanced Portfolio - Class I	1,728,331	1,728,331	1,728,331
Voya Solution Conservative Portfolio - Class I	448,104	448,104	448,104
VY® T. Rowe Price Growth Equity Portfolio - Class I	4,436,223	4,436,223	4,436,223
VY® Voya International High Dividend Low Volatility Portfolio - Class I	2,346,358	2,346,358	2,346,358
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of operations
Years Ended December 31, 2022, 2023 and 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations

Year Ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Initial Class	$57,443	$(94,281)	$(36,838.00)	$459,993	$551,482	$1,011,475.00	$(5,100,858)	$(4,126,221.00)
Fidelity® VIP Equity-Income Portfolio - Initial Class	160,279	(53,990)	106,289.00	98,805	279,567	378,372.00	(870,844)	(386,183.00)
Fidelity® VIP Growth Portfolio - Initial Class	903	(331)	572.00	89,056	11,401	100,457.00	(121,757)	(20,728.00)
Fidelity® VIP Overseas Portfolio - Initial Class	4,717	(2,174)	2,543.00	403	3,875	4,278.00	(144,362)	(137,541.00)
Invesco V.I. Global Fund - Series I Shares	—	(18,008)	(18,008.00)	62,214	436,957	499,171.00	(1,624,261)	(1,143,098.00)
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(3,409)	(3,409.00)	(18,415)	—	(18,415.00)	(63,213)	(85,037.00)
Janus Henderson Balanced Portfolio - Institutional Shares	76,580	(46,643)	29,937.00	227,917	196,589	424,506.00	(1,695,913)	(1,241,470.00)
Janus Henderson Enterprise Portfolio - Institutional Shares	28,616	(116,480)	(87,864.00)	438,770	2,314,642	2,753,412.00	(5,467,607)	(2,802,059.00)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	525	(103)	422.00	(114)	388	274.00	(3,930)	(3,234.00)
Janus Henderson Global Research Portfolio - Institutional Shares	98,667	(84,664)	14,003.00	276,368	1,059,120	1,335,488.00	(3,663,502)	(2,314,011.00)
Janus Henderson Research Portfolio - Institutional Shares	10,654	(57,572)	(46,918.00)	126,232	1,209,568	1,335,800.00	(4,011,924)	(2,723,042.00)
MFS® VIT Total Return Series - Initial Class	384	(112)	272.00	65	1,920	1,985.00	(4,760)	(2,503.00)
Voya Balanced Portfolio - Class I	71,218	(30,327)	40,891.00	169,686	507,504	677,190.00	(1,558,197)	(840,116.00)
Voya Government Money Market Portfolio - Class I	28,813	(14,808)	14,005.00	(123)	—	(123.00)	123	14,005.00
Voya Growth and Income Portfolio - Class I	665,136	(517,019)	148,117.00	(1,496,901)	7,845,195	6,348,294.00	(17,186,047)	(10,689,636.00)
Voya Index Plus LargeCap Portfolio - Class I	507,318	(534,625)	(27,307.00)	136,809	14,675,793	14,812,602.00	(28,815,795)	(14,030,500.00)
Voya Intermediate Bond Portfolio - Class I	101,208	(23,843)	77,365.00	(66,067)	10,358	(55,709.00)	(644,451)	(622,795.00)
Voya Large Cap Growth Portfolio - Class I	—	(58,168)	(58,168.00)	(139,660)	2,158,884	2,019,224.00	(4,571,626)	(2,610,570.00)
Voya Strategic Allocation Conservative Portfolio - Class I	14,891	(2,619)	12,272.00	7,779	33,518	41,297.00	(136,583)	(83,014.00)
Voya Strategic Allocation Growth Portfolio - Class I	74,517	(19,580)	54,937.00	(3,178)	295,363	292,185.00	(900,342)	(553,220.00)
Voya Strategic Allocation Moderate Portfolio -Class I	49,103	(9,278)	39,825.00	3,324	165,042	168,366.00	(561,186)	(352,995.00)
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(18,552)	(18,552.00)	(23,074)	586,089	563,015.00	(2,567,715)	(2,023,252.00)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	113,002	(22,325)	90,677.00	(33,018)	—	(33,018.00)	(325,495)	(267,836.00)

Year Ended December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	$54,866	$(88,983)	$(34,117.00)	$240,124	$398,232	$638,356.00	$2,544,716	$3,148,955.00
Fidelity® VIP Equity-Income Portfolio - Initial Class	167,502	(53,992)	113,510.00	55,889	251,428	307,317.00	423,430	844,257.00
Fidelity® VIP Growth Portfolio - Initial Class	8	(40)	(32.00)	747	254	1,001.00	1,439	2,408.00
Fidelity® VIP Overseas Portfolio - Initial Class	5,233	(2,441)	2,792.00	746	1,323	2,069.00	81,082	85,943.00
Invesco V.I. Global Fund - Series I Shares	5,578	(17,203)	(11,625.00)	(22,697)	282,089	259,392.00	466,560	714,327.00
Invesco V.I. Global Strategic Income Fund - Series I Shares	—	(3,209)	(3,209.00)	(34,193)	—	(34,193.00)	79,228	41,826.00
Janus Henderson Balanced Portfolio - Institutional Shares	120,530	(43,906)	76,624.00	195,415	—	195,415.00	514,584	786,623.00
Janus Henderson Enterprise Portfolio - Institutional Shares	22,031	(112,723)	(90,692.00)	291,686	947,024	1,238,710.00	1,039,432	2,187,450.00
Janus Henderson Flexible Bond Portfolio - Institutional Shares	856	(101)	755.00	(203)	—	(203.00)	421	973.00
Janus Henderson Global Research Portfolio - Institutional Shares	86,892	(85,125)	1,767.00	200,338	265,532	465,870.00	1,662,265	2,129,902.00
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of operations (continued)
Years Ended December 31, 2022, 2023 and 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations

Janus Henderson Research Portfolio - Institutional Shares	10,021	(58,613)	(48,592.00)	131,692	—	131,692.00	2,311,029	2,394,129.00
MFS® VIT Total Return Series - Initial Class	464	(113)	351.00	(17)	967	950.00	860	2,161.00
Voya Balanced Portfolio - Class I	61,225	(26,778)	34,447.00	5,799	14,078	19,877.00	417,630	471,954.00
Voya Government Money Market Portfolio - Class I	99,076	(15,535)	83,541.00	(48)	—	(48.00)	48	83,541.00
Voya Growth and Income Portfolio - Class I	685,362	(501,640)	183,722.00	(1,514,131)	5,480,099	3,965,968.00	9,753,649	13,903,339.00
Voya Index Plus LargeCap Portfolio - Class I	589,489	(548,875)	40,614.00	199,581	1,364,754	1,564,335.00	12,160,320	13,765,269.00
Voya Intermediate Bond Portfolio - Class I	124,947	(20,798)	104,149.00	(118,495)	—	(118,495.00)	204,770	190,424.00
Voya Large Cap Growth Portfolio - Class I	—	(55,906)	(55,906.00)	(176,739)	—	(176,739.00)	2,172,550	1,939,905.00
Voya Strategic Allocation Conservative Portfolio - Class I	13,652	(2,456)	11,196.00	(5,059)	11,781	6,722.00	25,812	43,730.00
Voya Strategic Allocation Growth Portfolio - Class I	76,983	(18,857)	58,126.00	(15,108)	139,193	124,085.00	180,338	362,549.00
Voya Strategic Allocation Moderate Portfolio -Class I	62,255	(8,749)	53,506.00	(16,811)	74,189	57,378.00	114,377	225,261.00
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(17,587)	(17,587.00)	(35,992)	53,621	17,629.00	1,190,335	1,190,377.00
VY® Voya International High Dividend Low Volatility Portfolio - Class I	112,859	(22,737)	90,122.00	(36,096)	—	(36,096.00)	266,837	320,863.00

Year Ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Initial Class	$26,653	$(113,692)	$(87,039.00)	$683,268	$1,692,316	$2,375,584.00	$1,656,607	$3,945,152.00
Fidelity® VIP Equity-Income Portfolio - Initial Class	170,304	(60,244)	110,060	155,276	556,733	712,009	484,876	1,306,945
Fidelity® VIP Growth Portfolio - Initial Class	—	(31)	(31)	1,716	1,430	3,146	(2,048)	1,067
Fidelity® VIP Overseas Portfolio - Initial Class	9,347	(2,837)	6,510	1,984	25,911	27,895	(10,117)	24,288
Invesco V.I. Global Fund - Series I Shares	—	(19,579)	(19,579)	44,429	160,186	204,615	218,292	403,328
Invesco V.I. Global Strategic Income Fund - Series I Shares	13,779	(3,046)	10,733	(13,311)	—	(13,311)	13,821	11,243
Janus Henderson Balanced Portfolio - Institutional Shares	122,651	(47,016)	75,635	236,272	—	236,272	498,062	809,969
Janus Henderson Enterprise Portfolio - Institutional Shares	111,070	(120,202)	(9,132)	394,071	594,716	988,787	1,059,009	2,038,664
Janus Henderson Flexible Bond Portfolio - Institutional Shares	1,078	(107)	971	(157)	—	(157)	(521)	293
Janus Henderson Global Research Portfolio - Institutional Shares	91,803	(104,103)	(12,300)	387,996	387,614	775,610	1,500,358	2,263,668
Janus Henderson Research Portfolio - Institutional Shares	2,702	(75,039)	(72,337)	374,373	256,974	631,347	2,004,176	2,563,186
MFS® VIT Total Return Series - Initial Class	637	(129)	508	43	1,234	1,277	(61)	1,724
Voya Balanced Income Portfolio - Class I	53,193	(13,880)	39,313	3,061	—	3,061	87,334	129,708
Voya Balanced Portfolio - Class I	111,688	(14,957)	96,731	45,581	420,133	465,714	(258,170)	304,275
Voya Government Money Market Portfolio - Class I	99,508	(15,515)	83,993	(73)	852	779	72	84,844
Voya Growth and Income Portfolio - Class I	616,762	(592,525)	24,237	(406,052)	9,471,259	9,065,207	5,252,713	14,342,157
Voya Index Plus LargeCap Portfolio - Class I	642,121	(682,849)	(40,728)	344,013	3,415,025	3,759,038	12,321,330	16,039,640
Voya Intermediate Bond Portfolio - Class I	134,721	(20,252)	114,469	(47,920)	—	(47,920)	(3,273)	63,276
Voya Large Cap Growth Portfolio - Class I	—	(69,516)	(69,516)	109,858	—	109,858	2,195,072	2,235,414
Voya Solution Aggressive Portfolio - Class I	5,627	(9,951)	(4,324)	2,410	7,043	9,453	76,071	81,200
Voya Solution Balanced Portfolio - Class I	8,810	(4,454)	4,356	1,044	—	1,044	42,153	47,553
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of operations (continued)
Years Ended December 31, 2022, 2023 and 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations

Voya Solution Conservative Portfolio - Class I	1,734	(1,274)	460.00	193	—	193.00	8,118	8,771.00
Voya Strategic Allocation Conservative Portfolio - Class I	16,966	(1,367)	15,599.00	(39,283)	4,793	(34,490.00)	43,747	24,856.00
Voya Strategic Allocation Growth Portfolio - Class I	40,800	(10,657)	30,143.00	130,627	39,686	170,313.00	47,981	248,437.00
Voya Strategic Allocation Moderate Portfolio -Class I	42,337	(4,944)	37,393.00	63,201	16,836	80,037.00	32,885	150,315.00
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	(21,753)	(21,753.00)	41,322	400,932	442,254.00	601,813	1,022,314.00
VY® Voya International High Dividend Low Volatility Portfolio - Class I	115,903	(22,666)	93,237.00	(10,582)	—	(10,582.00)	74,406	157,061.00
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of changes in net assets
Years Ended December 31, 2022, 2023 and 2024

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Invesco V.I. Global Fund - Series I Shares	Invesco V.I. Global Strategic Income Fund - Series I Shares	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Enterprise Portfolio - Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2022	$15,742,989	$8,150,973	$292,214	$543,660	$3,680,826	$724,125	$7,450,444	$17,150,684

Changes From Operations:
Net investment income (loss)	(36,838)	106,289	572	2,543	(18,008)	(3,409)	29,937	(87,864)
Net realized gain (loss) on investments	1,011,475	378,372	100,457	4,278	499,171	(18,415)	424,506	2,753,412
Net change in unrealized appreciation or depreciation on investments	(5,100,858)	(870,844)	(121,757)	(144,362)	(1,624,261)	(63,213)	(1,695,913)	(5,467,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,126,221)	(386,183)	(20,728)	(137,541)	(1,143,098)	(85,037)	(1,241,470)	(2,802,059)

Changes From Unit Transactions:
Net unit transactions	(1,427,581)	562,303	(267,937)	11,021	(285,643)	(37,306)	(469,991)	(1,030,039)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,427,581)	562,303	(267,937)	11,021	(285,643)	(37,306)	(469,991)	(1,030,039)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,553,802)	176,120	(288,665)	(126,520)	(1,428,741)	(122,343)	(1,711,461)	(3,832,098)

NET ASSETS AT DECEMBER 31, 2022	10,189,187	8,327,093	3,549	417,140	2,252,085	601,782	5,738,983	13,318,586

Changes From Operations:
Net investment income (loss)	(34,117)	113,510	(32)	2,792	(11,625)	(3,209)	76,624	(90,692)
Net realized gain (loss) on investments	638,356	307,317	1,001	2,069	259,392	(34,193)	195,415	1,238,710
Net change in unrealized appreciation or depreciation on investments	2,544,716	423,430	1,439	81,082	466,560	79,228	514,584	1,039,432
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,148,955	844,257	2,408	85,943	714,327	41,826	786,623	2,187,450

Changes From Unit Transactions:
Net unit transactions	(988,806)	(56,624)	826	29,194	(272,065)	(159,052)	(757,374)	(1,102,921)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(988,806)	(56,624)	826	29,194	(272,065)	(159,052)	(757,374)	(1,102,921)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,160,149	787,633	3,234	115,137	442,262	(117,226)	29,249	1,084,529

NET ASSETS AT DECEMBER 31, 2023	12,349,336	9,114,726	6,783	532,277	2,694,347	484,556	5,768,232	14,403,115

Changes From Operations:
Net investment income (loss)	(87,039)	110,060	(31)	6,510	(19,579)	10,733	75,635	(9,132)
Net realized gain (loss) on investments	2,375,584	712,009	3,146	27,895	204,615	(13,311)	236,272	988,787
Net change in unrealized appreciation or depreciation on investments	1,656,607	484,876	(2,048)	(10,117)	218,292	13,821	498,062	1,059,009
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,945,152	1,306,945	1,067	24,288	403,328	11,243	809,969	2,038,664

Changes From Unit Transactions:
Net unit transactions	(1,346,377)	(746,775)	(880)	(6,533)	(340,592)	(70,519)	(480,321)	(1,229,858)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,346,377)	(746,775)	(880)	(6,533)	(340,592)	(70,519)	(480,321)	(1,229,858)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,598,775	560,170	187	17,755	62,736	(59,276)	329,648	808,806

NET ASSETS AT DECEMBER 31, 2024	$14,948,111	$9,674,896	$6,970	$550,032	$2,757,083	$425,280	$6,097,880	$15,211,921
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of changes in net assets (continued)
Years Ended December 31, 2022, 2023 and 2024

	Janus Henderson Flexible Bond Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares	Janus Henderson Research Portfolio - Institutional Shares	MFS® VIT Total Return Series - Initial Class	Voya Balanced Income Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Growth and Income Portfolio - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2022	$22,040	$11,727,818	$9,104,937	$23,657	$—	$5,189,184	$2,129,138	$70,625,046

Changes From Operations:
Net investment income (loss)	422	14,003	(46,918)	272	—	40,891	14,005	148,117
Net realized gain (loss) on investments	274	1,335,488	1,335,800	1,985	—	677,190	(123)	6,348,294
Net change in unrealized appreciation or depreciation on investments	(3,930)	(3,663,502)	(4,011,924)	(4,760)	—	(1,558,197)	123	(17,186,047)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,234)	(2,314,011)	(2,723,042)	(2,503)	—	(840,116)	14,005	(10,689,636)

Changes From Unit Transactions:
Net unit transactions	1,577	(794,124)	(483,951)	1,505	—	(1,116,241)	(14,304)	(4,878,324)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,577	(794,124)	(483,951)	1,505	—	(1,116,241)	(14,304)	(4,878,324)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,657)	(3,108,135)	(3,206,993)	(998)	—	(1,956,357)	(299)	(15,567,960)

NET ASSETS AT DECEMBER 31, 2022	20,383	8,619,683	5,897,944	22,659	—	3,232,827	2,128,839	55,057,086

Changes From Operations:
Net investment income (loss)	755	1,767	(48,592)	351	—	34,447	83,541	183,722
Net realized gain (loss) on investments	(203)	465,870	131,692	950	—	19,877	(48)	3,965,968
Net change in unrealized appreciation or depreciation on investments	421	1,662,265	2,311,029	860	—	417,630	48	9,753,649
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	973	2,129,902	2,394,129	2,161	—	471,954	83,541	13,903,339

Changes From Unit Transactions:
Net unit transactions	283	(679,994)	(552,981)	165	—	(182,983)	47,286	(4,419,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	283	(679,994)	(552,981)	165	—	(182,983)	47,286	(4,419,776)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,256	1,449,908	1,841,148	2,326	—	288,971	130,827	9,483,563

NET ASSETS AT DECEMBER 31, 2023	21,639	10,069,591	7,739,092	24,985	—	3,521,798	2,259,666	64,540,649

Changes From Operations:
Net investment income (loss)	971	(12,300)	(72,337)	508	39,313	96,731	83,993	24,237
Net realized gain (loss) on investments	(157)	775,610	631,347	1,277	3,061	465,714	779	9,065,207
Net change in unrealized appreciation or depreciation on investments	(521)	1,500,358	2,004,176	(61)	87,334	(258,170)	72	5,252,713
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	293	2,263,668	2,563,186	1,724	129,708	304,275	84,844	14,342,157

Changes From Unit Transactions:
Net unit transactions	409	264,881	(722,622)	247	3,610,608	(3,826,073)	(240,885)	(4,760,267)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	409	264,881	(722,622)	247	3,610,608	(3,826,073)	(240,885)	(4,760,267)

TOTAL INCREASE (DECREASE) IN NET ASSETS	702	2,528,549	1,840,564	1,971	3,740,316	(3,521,798)	(156,041)	9,581,890

NET ASSETS AT DECEMBER 31, 2024	$22,341	$12,598,140	$9,579,656	$26,956	$3,740,316	$—	$2,103,625	$74,122,539
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of changes in net assets (continued)
Years Ended December 31, 2022, 2023 and 2024

	Voya Index Plus LargeCap Portfolio - Class I	Voya Intermediate Bond Portfolio - Class I	Voya Large Cap Growth Portfolio - Class I	Voya Solution Aggressive Portfolio - Class I	Voya Solution Balanced Portfolio - Class I	Voya Solution Conservative Portfolio - Class I	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2022	$71,428,830	$4,253,542	$8,652,343	$—	$—	$—	$564,297	$2,786,061

Changes From Operations:
Net investment income (loss)	(27,307)	77,365	(58,168)	—	—	—	12,272	54,937
Net realized gain (loss) on investments	14,812,602	(55,709)	2,019,224	—	—	—	41,297	292,185
Net change in unrealized appreciation or depreciation on investments	(28,815,795)	(644,451)	(4,571,626)	—	—	—	(136,583)	(900,342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,030,500)	(622,795)	(2,610,570)	—	—	—	(83,014)	(553,220)

Changes From Unit Transactions:
Net unit transactions	(1,199,250)	(335,677)	(582,260)	—	—	—	(83,032)	(125,882)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,199,250)	(335,677)	(582,260)	—	—	—	(83,032)	(125,882)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,229,750)	(958,472)	(3,192,830)	—	—	—	(166,046)	(679,102)

NET ASSETS AT DECEMBER 31, 2022	56,199,080	3,295,070	5,459,513	—	—	—	398,251	2,106,959

Changes From Operations:
Net investment income (loss)	40,614	104,149	(55,906)	—	—	—	11,196	58,126
Net realized gain (loss) on investments	1,564,335	(118,495)	(176,739)	—	—	—	6,722	124,085
Net change in unrealized appreciation or depreciation on investments	12,160,320	204,770	2,172,550	—	—	—	25,812	180,338
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,765,269	190,424	1,939,905	—	—	—	43,730	362,549

Changes From Unit Transactions:
Net unit transactions	(2,956,050)	(552,150)	(392,162)	—	—	—	(14,651)	(113,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,956,050)	(552,150)	(392,162)	—	—	—	(14,651)	(113,136)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,809,219	(361,726)	1,547,743	—	—	—	29,079	249,413

NET ASSETS AT DECEMBER 31, 2023	67,008,299	2,933,344	7,007,256	—	—	—	427,330	2,356,372

Changes From Operations:
Net investment income (loss)	(40,728)	114,469	(69,516)	(4,324)	4,356	460	15,599	30,143
Net realized gain (loss) on investments	3,759,038	(47,920)	109,858	9,453	1,044	193	(34,490)	170,313
Net change in unrealized appreciation or depreciation on investments	12,321,330	(3,273)	2,195,072	76,071	42,153	8,118	43,747	47,981
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,039,640	63,276	2,235,414	81,200	47,553	8,771	24,856	248,437

Changes From Unit Transactions:
Net unit transactions	(905,663)	(41,475)	(994,319)	2,393,081	1,680,778	439,333	(452,186)	(2,604,809)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(905,663)	(41,475)	(994,319)	2,393,081	1,680,778	439,333	(452,186)	(2,604,809)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,133,977	21,801	1,241,095	2,474,281	1,728,331	448,104	(427,330)	(2,356,372)

NET ASSETS AT DECEMBER 31, 2024	$82,142,276	$2,955,145	$8,248,351	$2,474,281	$1,728,331	$448,104	$—	$—
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Statements of changes in net assets (continued)
Years Ended December 31, 2022, 2023 and 2024

	Voya Strategic Allocation Moderate Portfolio -Class I	VY® T. Rowe Price Growth Equity Portfolio - Class I	VY® Voya International High Dividend Low Volatility Portfolio - Class I
	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2022	$1,939,892	$5,177,926	$2,803,383

Changes From Operations:
Net investment income (loss)	39,825	(18,552)	90,677
Net realized gain (loss) on investments	168,366	563,015	(33,018)
Net change in unrealized appreciation or depreciation on investments	(561,186)	(2,567,715)	(325,495)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(352,995)	(2,023,252)	(267,836)

Changes From Unit Transactions:
Net unit transactions	(93,345)	(473,519)	(129,224)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(93,345)	(473,519)	(129,224)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(446,340)	(2,496,771)	(397,060)

NET ASSETS AT DECEMBER 31, 2022	1,493,552	2,681,155	2,406,323

Changes From Operations:
Net investment income (loss)	53,506	(17,587)	90,122
Net realized gain (loss) on investments	57,378	17,629	(36,096)
Net change in unrealized appreciation or depreciation on investments	114,377	1,190,335	266,837
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	225,261	1,190,377	320,863

Changes From Unit Transactions:
Net unit transactions	(85,878)	(298,936)	(215,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(85,878)	(298,936)	(215,892)

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,383	891,441	104,971

NET ASSETS AT DECEMBER 31, 2023	1,632,935	3,572,596	2,511,294

Changes From Operations:
Net investment income (loss)	37,393	(21,753)	93,237
Net realized gain (loss) on investments	80,037	442,254	(10,582)
Net change in unrealized appreciation or depreciation on investments	32,885	601,813	74,406
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	150,315	1,022,314	157,061

Changes From Unit Transactions:
Net unit transactions	(1,783,250)	(158,687)	(321,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,783,250)	(158,687)	(321,997)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,632,935)	863,627	(164,936)

NET ASSETS AT DECEMBER 31, 2024	$—	$4,436,223	$2,346,358
See accompanying notes

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: Variable Life Account B of Voya Retirement Insurance and Annuity Company (the Variable Account), formerly known as Variable Life Account B of ING Life Insurance and Annuity Company, is a separate account established by Voya Retirement Insurance and Annuity Company (the Company), formerly known as ING Life Insurance and Annuity Company, and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Variable Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Variable Account consists of six products as follows:

•AetnaVest	•AetnaVest Estate Protector
•AetnaVest II	•AetnaVest Estate Protector II
•AetnaVest Plus	•Corporate VUL
Effective October 1, 1998, the Company contracted the administrative servicing obligations of its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising out of any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts each of which may be invested in shares of one of twenty-nine mutual funds (the Funds) of nine open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Discovery Mid Cap Growth Fund - Series I Shares*
Invesco V.I. Global Fund - Series I Shares
Invesco V.I. Global Strategic Income Fund - Series I Shares
Invesco V.I. Main Street Fund - Series I Shares*

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Initial Class*
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Initial Class*
Fidelity® VIP Overseas Portfolio - Initial Class

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Enterprise Portfolio - Institutional Shares
Janus Henderson Flexible Bond Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Research Portfolio - Institutional Shares

MFS® Variable Insurance Trust:
MFS® VIT Total Return Series - Initial Class

MFS® Variable Insurance Trust II:
MFS® VIT II Income Portfolio - Initial Class*

Voya Investors Trust:
Voya Large Cap Growth Portfolio - Class I

Voya Partners, Inc.:

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

VY® T. Rowe Price Growth Equity Portfolio - Class I
VY® Voya International High Dividend Low Volatility Portfolio - Class I

Voya Variable Portfolios, Inc.:
Voya Index Plus LargeCap Portfolio - Class I

Voya Variable Product Funds:
Voya Balanced Income Portfolio - Class I
Voya Government Money Market Portfolio - Class I
Voya Growth and Income Portfolio - Class I
Voya Intermediate Bond Portfolio - Class I
Voya Small Company Portfolio - Class I*
Voya Solution Aggressive Portfolio - Class I
Voya Solution Balanced Portfolio - Class I
Voya Solution Conservative Portfolio - Class I
* Available fund with no money invested at December 31, 2024
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024, 2023 and 2022.

Investment Fund Changes: During 2024, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
Voya Balanced Portfolio - Class I	Voya Balanced Income Portfolio - Class I
Voya Strategic Allocation Conservative Portfolio - Class I	Voya Solution Aggressive Portfolio - Class I
Voya Strategic Allocation Growth Portfolio - Class I	Voya Solution Balanced Portfolio - Class I
Voya Strategic Allocation Moderate Portfolio -Class I	Voya Solution Conservative Portfolio - Class I

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The rates are as follows for the six policy types within the Variable Account:

•AetnaVest - annual rate of .85% to 1.00%.
•AetnaVest II - annual rate of 1.00%.
•AetnaVest Plus - annual rate of 1.00%.
•AetnaVest Estate Protector - annual rate of .85% for policy years one through ten and .00% thereafter.
•AetnaVest Estate Protector II - annual rate of .65% for policy years one through ten, .25% for policy years eleven through twenty and .00% thereafter.
•Corporate VUL - annual rate of 1.00% for policy years one through ten and .50% thereafter.
The Company deducts a premium load from each premium payment to cover its administration expenses, state taxes, and federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy. The premium loads for the years ended December 31, 2024, 2023 and 2022, amounted to $256,823, $280,521 and $277,821, respectively.
The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy. Administrative fees for the years ended December 31, 2024, 2023 and 2022, amounted to $175,983, $188,932 and $202,786, respectively.
The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class. The cost of insurance charges for the years ended December 31, 2024, 2023 and 2022, amounted to $11,637,926, $12,232,071 and $12,721,602, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy. No transfer fees were retained by the Company for the years ended December 31, 2024, 2023 or 2022.
The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law. Surrender charges for the years ended December 31, 2024, 2023 and 2022, amounted to $150, $325 and $225, respectively.
Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Fidelity® VIP Contrafund® Portfolio - Initial Class	2024		0.00%	1.00%	25.97	168.78	169,068	14,948,111	32.46%	33.79%	0.18%
	2023		0.00%	1.00%	19.41	131.19	181,680	12,349,336	32.12%	33.45%	0.49%
	2022		0.00%	1.00%	14.54	99.29	205,692	10,189,187	-27.05%	-26.31%	0.48%
	2021		0.00%	1.00%	19.74	136.10	218,158	15,742,989	26.56%	27.83%	0.06%
	2020		0.00%	1.00%	15.44	107.49	224,578	13,499,242	29.27%	30.57%	0.25%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2024		0.00%	1.00%	19.26	71.90	221,020	9,674,896	14.20%	15.35%	1.76%
	2023		0.00%	1.00%	16.70	69.39	237,551	9,114,726	9.55%	10.65%	1.97%
	2022		0.00%	1.00%	15.09	63.34	235,524	8,327,093	-5.90%	-4.96%	2.02%
	2021		0.00%	1.00%	15.88	67.32	205,286	8,150,973	23.65%	24.89%	1.89%
	2020		0.00%	1.00%	12.71	54.44	216,270	7,006,994	5.63%	6.69%	1.79%

Fidelity® VIP Growth Portfolio - Initial Class	2024		0.50%	0.50%	90.59	90.59	77	6,970	29.74%	29.74%	0.00%
	2023		0.50%	0.50%	69.82	69.82	97	6,783	35.56%	35.56%	0.08%
	2022		0.50%	0.50%	51.51	51.51	69	3,549	-24.83%	-24.83%	1.16%
	2021		0.50%	0.50%	68.52	68.52	4,265	292,214	22.60%	22.60%	0.00%
	2020		0.50%	0.50%	55.89	55.89	8,232	460,064	43.18%	43.18%	0.08%

Fidelity® VIP Overseas Portfolio - Initial Class	2024		0.50%	0.50%	27.84	27.84	19,755	550,032	4.53%	4.53%	1.65%
	2023		0.50%	0.50%	26.64	26.64	19,983	532,277	19.91%	19.91%	1.07%
	2022		0.50%	0.50%	22.21	22.21	18,778	417,140	-24.86%	-24.86%	1.09%
	2021		0.50%	0.50%	29.57	29.57	18,388	543,660	19.10%	19.10%	0.53%
	2020		0.50%	0.50%	24.82	24.82	19,754	490,372	15.04%	15.04%	0.45%

Invesco V.I. Global Fund - Series I Shares	2024		0.00%	1.00%	17.34	93.49	62,645	2,757,083	14.91%	16.07%	0.00%
	2023		0.00%	1.00%	14.94	81.08	69,651	2,694,347	33.39%	34.73%	0.23%
	2022		0.00%	1.00%	11.09	60.57	77,246	2,252,085	-32.45%	-31.76%	0.00%
	2021		0.00%	1.00%	16.25	89.34	80,384	3,680,826	14.34%	15.49%	0.00%
	2020		0.00%	1.00%	14.07	77.86	76,937	3,585,325	26.37%	27.64%	0.69%

Invesco V.I. Global Strategic Income Fund - Series I Shares	2024		0.00%	1.00%	10.73	22.91	25,920	425,280	2.13%	3.16%	2.99%
	2023		0.00%	1.00%	10.40	22.43	29,174	484,556	7.80%	8.88%	0.00%
	2022		0.00%	1.00%	9.55	20.81	43,337	601,782	-12.34%	-11.46%	0.00%
	2021		0.00%	1.00%	10.79	24.60	45,551	724,125	-4.37%	-3.41%	4.68%
	2020		0.00%	1.00%	11.17	26.83	46,958	786,054	2.37%	3.40%	5.87%

Janus Henderson Balanced Portfolio - Institutional Shares	2024		0.00%	1.00%	17.94	125.06	107,859	6,097,880	14.28%	15.43%	2.04%
	2023		0.00%	1.00%	15.54	109.43	113,718	5,768,232	14.38%	15.53%	2.09%

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	1.00%	13.45	95.68	140,727	5,738,983	-17.32%	-16.48%	1.23%
	2021		0.00%	1.00%	16.11	115.71	145,877	7,450,444	15.83%	17.20%	0.90%
	2020		0.00%	1.00%	13.74	99.73	154,764	6,961,374	12.90%	14.31%	1.77%

Janus Henderson Enterprise Portfolio - Institutional Shares	2024		0.00%	1.00%	20.12	178.91	179,885	15,211,921	14.46%	15.61%	0.74%
	2023		0.00%	1.00%	17.41	156.31	192,106	14,403,115	16.90%	18.07%	0.16%
	2022		0.00%	1.00%	14.74	133.72	203,659	13,318,586	-16.78%	-15.94%	0.20%
	2021		0.00%	1.00%	17.54	160.67	213,476	17,150,684	15.67%	16.83%	0.32%
	2020		0.00%	1.00%	15.01	138.91	228,760	16,157,549	18.29%	19.47%	0.07%

Janus Henderson Flexible Bond Portfolio - Institutional Shares	2024		0.50%	0.50%	18.99	18.99	1,177	22,341	1.45%	1.45%	5.02%
	2023		0.50%	0.50%	18.72	18.72	1,156	21,639	4.98%	4.98%	4.25%
	2022		0.50%	0.50%	17.83	17.83	1,143	20,383	-14.09%	-14.09%	2.54%
	2021		0.50%	0.50%	20.75	20.75	1,062	22,040	-1.39%	-1.39%	2.03%
	2020		0.50%	0.50%	21.05	21.05	1,100	23,142	9.93%	9.93%	3.23%

Janus Henderson Global Research Portfolio - Institutional Shares	2024		0.00%	1.00%	20.57	95.67	177,961	12,598,140	22.35%	23.58%	0.78%
	2023		0.00%	1.00%	16.64	78.19	161,763	10,069,591	25.52%	26.78%	0.93%
	2022		0.00%	1.00%	13.13	62.30	182,222	8,619,683	-20.21%	-19.41%	1.04%
	2021		0.00%	1.00%	16.29	78.08	203,555	11,727,818	16.91%	18.09%	0.52%
	2020		0.00%	1.00%	13.80	66.78	219,003	10,655,907	18.87%	20.06%	0.73%

Janus Henderson Research Portfolio - Institutional Shares	2024		0.00%	1.00%	27.25	142.01	109,032	9,579,656	33.97%	35.31%	0.03%
	2023		0.00%	1.00%	20.14	106.01	116,345	7,739,092	41.12%	42.54%	0.14%
	2022		0.00%	1.00%	14.13	75.12	125,628	5,897,944	-30.28%	-29.58%	0.16%
	2021		0.00%	1.00%	20.06	107.74	133,948	9,104,937	19.14%	20.33%	0.10%
	2020		0.00%	1.00%	16.67	90.44	141,950	8,153,003	31.63%	32.95%	0.41%

MFS® VIT Total Return Series - Initial Class	2024		0.50%	0.50%	30.53	30.53	883	26,956	7.21%	7.21%	2.47%
	2023		0.50%	0.50%	28.47	28.47	878	24,985	9.89%	9.89%	2.05%
	2022		0.50%	0.50%	25.91	25.91	875	22,659	-10.03%	-10.03%	1.72%
	2021		0.50%	0.50%	28.80	28.80	821	23,657	13.55%	13.55%	1.80%
	2020		0.50%	0.50%	25.36	25.36	851	21,571	9.26%	9.26%	2.16%

Voya Balanced Income Portfolio - Class I	2024	7/12/2024	0.00%	1.00%	15.45	75.44	88,488	3,740,316	3.41%	3.89%	1.41%

Voya Balanced Portfolio - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.11%
	2023		0.00%	1.00%	13.61	67.10	93,478	3,521,798	14.76%	15.92%	1.81%
	2022		0.00%	1.00%	11.74	58.44	97,801	3,232,827	-18.07%	-17.24%	1.83%

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	1.00%	14.19	71.28	134,885	5,189,184	14.77%	15.92%	1.64%
	2020		0.00%	1.00%	12.24	62.08	146,140	5,104,926	9.74%	10.85%	2.42%

Voya Government Money Market Portfolio - Class I	2024		0.00%	1.00%	11.31	23.00	143,033	2,103,625	3.89%	4.94%	4.79%
	2023		0.00%	1.00%	10.81	22.14	156,830	2,259,666	3.73%	4.77%	4.67%
	2022		0.00%	1.00%	10.34	21.34	156,118	2,128,839	0.38%	1.39%	1.38%
	2021		0.00%	1.00%	10.23	21.26	159,629	2,129,138	-0.91%	0.09%	0.00%
	2020		0.00%	1.00%	10.24	21.46	165,896	2,254,213	-0.71%	0.29%	0.26%

Voya Growth and Income Portfolio - Class I	2024		0.00%	1.00%	24.76	233.35	759,100	74,122,539	22.62%	23.85%	0.87%
	2023		0.00%	1.00%	20.00	190.21	803,854	64,540,649	26.12%	27.39%	1.15%
	2022		0.00%	1.00%	15.70	150.74	856,264	55,057,086	-15.56%	-14.71%	1.09%
	2021		0.00%	1.00%	18.40	178.42	915,372	70,625,046	27.72%	29.00%	0.99%
	2020		0.00%	1.00%	14.27	139.63	991,803	61,893,645	16.09%	17.26%	1.40%

Voya Index Plus LargeCap Portfolio - Class I	2024		0.00%	1.00%	22.87	87.06	1,104,822	82,142,276	23.96%	25.20%	0.85%
	2023		0.00%	1.00%	18.27	70.24	1,122,179	67,008,299	24.81%	26.07%	0.96%
	2022		0.00%	1.00%	14.49	56.27	1,196,569	56,199,080	-19.85%	-19.04%	0.84%
	2021		0.00%	1.00%	17.90	70.21	1,230,314	71,428,830	27.96%	29.25%	1.02%
	2020		0.00%	1.00%	13.85	56.88	1,259,784	57,242,390	14.75%	15.91%	1.58%

Voya Intermediate Bond Portfolio - Class I	2024		0.00%	1.00%	11.26	53.72	145,632	2,955,145	1.79%	2.82%	4.63%
	2023		0.00%	1.00%	10.95	52.77	138,669	2,933,344	6.21%	7.27%	4.13%
	2022		0.00%	1.00%	10.21	49.68	179,033	3,295,070	-15.29%	-14.44%	2.79%
	2021		0.00%	1.00%	11.93	58.65	188,967	4,253,542	-1.86%	-0.88%	3.01%
	2020		0.00%	1.00%	12.04	59.77	184,338	4,530,456	6.73%	7.81%	3.48%

Voya Large Cap Growth Portfolio - Class I	2024		0.00%	1.00%	25.17	112.15	99,812	8,248,351	33.46%	34.80%	0.00%
	2023		0.00%	1.00%	18.67	84.03	112,312	7,007,256	36.48%	37.85%	0.00%
	2022		0.00%	1.00%	13.55	61.57	120,547	5,459,513	-31.19%	-30.50%	0.00%
	2021		0.00%	1.00%	19.49	89.48	126,973	8,652,343	18.36%	19.55%	0.00%
	2020		0.00%	1.00%	16.30	75.60	139,551	7,917,076	29.58%	30.88%	0.48%

Voya Solution Aggressive Portfolio - Class I	2024	7/12/2024	0.00%	1.00%	16.53	48.88	61,733	2,474,281	3.24%	3.72%	0.23%

Voya Solution Balanced Portfolio - Class I	2024	7/12/2024	0.00%	1.00%	15.36	42.35	62,020	1,728,331	2.56%	3.04%	0.51%

Voya Solution Conservative Portfolio - Class I	2024	7/12/2024	0.00%	1.00%	13.50	35.33	19,095	448,104	1.80%	2.28%	0.39%

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Voya Strategic Allocation Conservative Portfolio - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.95%
	2023		0.00%	1.00%	12.43	32.79	19,857	427,330	10.81%	11.92%	3.35%
	2022		0.00%	1.00%	11.10	29.55	20,451	398,251	-17.29%	-16.46%	3.49%
	2021		0.00%	1.00%	13.29	35.67	23,027	564,297	8.05%	9.14%	2.23%
	2020		0.00%	1.00%	12.18	32.97	15,021	431,216	9.35%	10.45%	2.56%

Voya Strategic Allocation Growth Portfolio - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.72%
	2023		0.00%	1.00%	14.29	42.62	67,655	2,356,372	17.48%	18.66%	3.46%
	2022		0.00%	1.00%	12.05	36.23	71,788	2,106,959	-20.15%	-19.35%	3.21%
	2021		0.00%	1.00%	14.94	45.30	76,450	2,786,061	16.18%	17.35%	1.85%
	2020		0.00%	1.00%	12.73	38.93	72,763	2,425,665	13.26%	14.40%	2.10%

Voya Strategic Allocation Moderate Portfolio -Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.53%
	2023		0.00%	1.00%	13.59	37.79	65,743	1,632,935	14.96%	16.11%	4.00%
	2022		0.00%	1.00%	11.71	32.83	69,284	1,493,552	-18.97%	-18.16%	3.02%
	2021		0.00%	1.00%	14.31	40.45	72,810	1,939,892	12.71%	13.84%	2.13%
	2020		0.00%	1.00%	12.57	35.84	58,859	1,566,170	11.61%	12.73%	2.30%

VY® T. Rowe Price Growth Equity Portfolio - Class I	2024		0.00%	1.00%	22.12	99.49	115,946	4,436,223	28.40%	29.69%	0.00%
	2023		0.00%	1.00%	17.05	77.21	118,849	3,572,596	45.43%	46.89%	0.00%
	2022		0.00%	1.00%	11.61	52.90	129,506	2,681,155	-41.25%	-40.66%	0.00%
	2021		0.00%	1.00%	19.57	89.74	145,272	5,177,926	18.95%	20.15%	0.00%
	2020		0.00%	1.00%	16.29	75.18	149,312	4,744,904	35.32%	36.68%	0.00%

VY® Voya International High Dividend Low Volatility Portfolio - Class I	2024		0.00%	1.00%	12.21	37.88	74,155	2,346,358	6.16%	7.23%	4.63%
	2023		0.00%	1.00%	11.39	35.68	83,914	2,511,294	13.73%	14.87%	4.52%
	2022		0.00%	1.00%	9.92	31.38	91,481	2,406,323	-9.81%	-8.90%	4.60%
	2021		0.00%	1.00%	10.89	34.79	96,840	2,803,383	10.97%	12.08%	2.42%
	2020		0.00%	1.00%	9.71	31.35	107,753	2,791,293	-1.70%	-0.71%	3.67%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
3. Financial Highlights (continued)
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$1,834,137	$1,575,237
Fidelity® VIP Equity-Income Portfolio - Initial Class	787,086	867,068
Fidelity® VIP Growth Portfolio - Initial Class	16,298	15,779
Fidelity® VIP Overseas Portfolio - Initial Class	35,243	9,355
Invesco V.I. Global Fund - Series I Shares	191,206	391,191
Invesco V.I. Global Strategic Income Fund - Series I Shares	37,415	97,201
Janus Henderson Balanced Portfolio - Institutional Shares	195,031	599,717
Janus Henderson Enterprise Portfolio - Institutional Shares	749,966	1,394,240
Janus Henderson Flexible Bond Portfolio - Institutional Shares	2,295	915
Janus Henderson Global Research Portfolio - Institutional Shares	1,597,053	956,858
Janus Henderson Research Portfolio - Institutional Shares	314,159	852,144
MFS® VIT Total Return Series - Initial Class	3,088	1,099
Voya Balanced Income Portfolio - Class I	3,830,494	180,573
Voya Balanced Portfolio - Class I	595,080	3,904,289
Voya Government Money Market Portfolio - Class I	406,228	562,268
Voya Growth and Income Portfolio - Class I	10,154,939	5,419,710
Voya Index Plus LargeCap Portfolio - Class I	4,141,141	1,672,507
Voya Intermediate Bond Portfolio - Class I	358,356	285,362
Voya Large Cap Growth Portfolio - Class I	155,263	1,219,098
Voya Solution Aggressive Portfolio - Class I	2,480,245	84,445
Voya Solution Balanced Portfolio - Class I	1,738,375	53,241
Voya Solution Conservative Portfolio - Class I	450,919	11,126
Voya Strategic Allocation Conservative Portfolio - Class I	27,464	459,258
Voya Strategic Allocation Growth Portfolio - Class I	91,834	2,626,814
Voya Strategic Allocation Moderate Portfolio -Class I	87,353	1,816,374
VY® T. Rowe Price Growth Equity Portfolio - Class I	453,583	233,091
VY® Voya International High Dividend Low Volatility Portfolio - Class I	155,640	384,400

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2023:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$613,390	$1,238,298
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,016,916	708,749
Fidelity® VIP Growth Portfolio - Initial Class	15,241	14,193
Fidelity® VIP Overseas Portfolio - Initial Class	40,861	7,558
Invesco V.I. Global Fund - Series I Shares	340,569	342,213
Invesco V.I. Global Strategic Income Fund - Series I Shares	25,378	187,648
Janus Henderson Balanced Portfolio - Institutional Shares	171,254	852,121
Janus Henderson Enterprise Portfolio - Institutional Shares	1,109,510	1,356,398
Janus Henderson Flexible Bond Portfolio - Institutional Shares	2,073	1,035
Janus Henderson Global Research Portfolio - Institutional Shares	422,054	834,963
Janus Henderson Research Portfolio - Institutional Shares	41,949	643,659
MFS® VIT Total Return Series - Initial Class	2,649	1,166
Voya Balanced Portfolio - Class I	230,133	364,661
Voya Government Money Market Portfolio - Class I	578,093	447,307
Voya Growth and Income Portfolio - Class I	6,444,681	5,201,914
Voya Index Plus LargeCap Portfolio - Class I	2,020,633	3,572,681
Voya Intermediate Bond Portfolio - Class I	192,361	640,421
Voya Large Cap Growth Portfolio - Class I	151,803	600,004
Voya Strategic Allocation Conservative Portfolio - Class I	43,628	35,309
Voya Strategic Allocation Growth Portfolio - Class I	259,460	175,326
Voya Strategic Allocation Moderate Portfolio -Class I	184,869	143,075
VY® T. Rowe Price Growth Equity Portfolio - Class I	91,936	354,878
VY® Voya International High Dividend Low Volatility Portfolio - Class I	155,828	281,658

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2022:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Fidelity® VIP Contrafund® Portfolio - Initial Class	$860,279	$1,772,999
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,866,748	918,442
Fidelity® VIP Growth Portfolio - Initial Class	21,882	277,846
Fidelity® VIP Overseas Portfolio - Initial Class	24,511	7,066
Invesco V.I. Global Fund - Series I Shares	480,405	347,056
Invesco V.I. Global Strategic Income Fund - Series I Shares	22,424	63,130
Janus Henderson Balanced Portfolio - Institutional Shares	338,826	582,174
Janus Henderson Enterprise Portfolio - Institutional Shares	2,433,856	1,236,818
Janus Henderson Flexible Bond Portfolio - Institutional Shares	3,325	938
Janus Henderson Global Research Portfolio - Institutional Shares	1,219,684	940,471
Janus Henderson Research Portfolio - Institutional Shares	1,263,998	585,162
MFS® VIT Total Return Series - Initial Class	4,707	1,010
Voya Balanced Portfolio - Class I	693,801	1,261,577
Voya Government Money Market Portfolio - Class I	467,711	467,969
Voya Growth and Income Portfolio - Class I	8,797,334	5,681,068
Voya Index Plus LargeCap Portfolio - Class I	15,245,246	1,794,644
Voya Intermediate Bond Portfolio - Class I	258,623	506,518
Voya Large Cap Growth Portfolio - Class I	2,298,119	779,530
Voya Strategic Allocation Conservative Portfolio - Class I	67,039	104,274
Voya Strategic Allocation Growth Portfolio - Class I	395,119	170,652
Voya Strategic Allocation Moderate Portfolio -Class I	262,914	151,369
VY® T. Rowe Price Growth Equity Portfolio - Class I	641,831	547,773
VY® Voya International High Dividend Low Volatility Portfolio - Class I	166,836	205,323

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Fidelity® VIP Contrafund® Portfolio - Initial Class	257,993	$57.94	$14,948,111	$9,725,844
Fidelity® VIP Equity-Income Portfolio - Initial Class	363,855	26.59	9,674,896	8,429,704
Fidelity® VIP Growth Portfolio - Initial Class	72	96.94	6,970	7,970
Fidelity® VIP Overseas Portfolio - Initial Class	21,595	25.47	550,032	475,362
Invesco V.I. Global Fund - Series I Shares	68,944	39.99	2,757,083	2,543,412
Invesco V.I. Global Strategic Income Fund - Series I Shares	99,133	4.29	425,280	476,260
Janus Henderson Balanced Portfolio - Institutional Shares	119,053	51.22	6,097,880	3,815,173
Janus Henderson Enterprise Portfolio - Institutional Shares	180,707	84.18	15,211,921	10,964,012
Janus Henderson Flexible Bond Portfolio - Institutional Shares	2,291	9.75	22,341	26,548
Janus Henderson Global Research Portfolio - Institutional Shares	173,528	72.60	12,598,140	7,680,358
Janus Henderson Research Portfolio - Institutional Shares	161,274	59.40	9,579,656	5,220,966
MFS® VIT Total Return Series - Initial Class	1,158	23.27	26,956	26,612
Voya Balanced Income Portfolio - Class I	367,779	10.17	3,740,316	3,652,982
Voya Government Money Market Portfolio - Class I	2,103,625	1.00	2,103,625	2,103,717
Voya Growth and Income Portfolio - Class I	3,546,533	20.90	74,122,539	82,460,730
Voya Index Plus LargeCap Portfolio - Class I	2,717,244	30.23	82,142,276	62,625,324
Voya Intermediate Bond Portfolio - Class I	275,153	10.74	2,955,145	3,390,991
Voya Large Cap Growth Portfolio - Class I	449,257	18.36	8,248,351	6,736,371
Voya Solution Aggressive Portfolio - Class I	165,062	14.99	2,474,281	2,398,210
Voya Solution Balanced Portfolio - Class I	175,643	9.84	1,728,331	1,686,178
Voya Solution Conservative Portfolio - Class I	43,632	10.27	448,104	439,986
VY® T. Rowe Price Growth Equity Portfolio - Class I	44,706	99.23	4,436,223	3,706,793
VY® Voya International High Dividend Low Volatility Portfolio - Class I	230,941	10.16	2,346,358	2,456,852

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	3,060	(15,672)	(12,612)
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,844	(18,375)	(16,531)
Fidelity® VIP Growth Portfolio - Initial Class	173	(193)	(20)
Fidelity® VIP Overseas Portfolio - Initial Class	—	(228)	(228)
Invesco V.I. Global Fund - Series I Shares	1,326	(8,332)	(7,006)
Invesco V.I. Global Strategic Income Fund - Series I Shares	1,624	(4,878)	(3,254)
Janus Henderson Balanced Portfolio - Institutional Shares	3,299	(9,158)	(5,859)
Janus Henderson Enterprise Portfolio - Institutional Shares	690	(12,911)	(12,221)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	64	(43)	21
Janus Henderson Global Research Portfolio - Institutional Shares	29,361	(13,163)	16,198
Janus Henderson Research Portfolio - Institutional Shares	1,717	(9,030)	(7,313)
MFS® VIT Total Return Series - Initial Class	38	(33)	5
Voya Balanced Income Portfolio - Class I	92,103	(3,615)	88,488
Voya Balanced Portfolio - Class I	1,380	(94,858)	(93,478)
Voya Government Money Market Portfolio - Class I	22,934	(36,731)	(13,797)
Voya Growth and Income Portfolio - Class I	2,296	(47,050)	(44,754)
Voya Index Plus LargeCap Portfolio - Class I	4,015	(21,372)	(17,357)
Voya Intermediate Bond Portfolio - Class I	19,017	(12,054)	6,963
Voya Large Cap Growth Portfolio - Class I	2,371	(14,871)	(12,500)
Voya Solution Aggressive Portfolio - Class I	64,068	(2,335)	61,733
Voya Solution Balanced Portfolio - Class I	63,817	(1,797)	62,020
Voya Solution Conservative Portfolio - Class I	19,435	(340)	19,095
Voya Strategic Allocation Conservative Portfolio - Class I	184	(20,041)	(19,857)
Voya Strategic Allocation Growth Portfolio - Class I	425	(68,080)	(67,655)
Voya Strategic Allocation Moderate Portfolio -Class I	1,021	(66,764)	(65,743)
VY® T. Rowe Price Growth Equity Portfolio - Class I	3,100	(6,003)	(2,903)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	1,413	(11,172)	(9,759)

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,921	(28,933)	(24,012)
Fidelity® VIP Equity-Income Portfolio - Initial Class	21,350	(19,323)	2,027
Fidelity® VIP Growth Portfolio - Initial Class	265	(237)	28
Fidelity® VIP Overseas Portfolio - Initial Class	1,415	(210)	1,205
Invesco V.I. Global Fund - Series I Shares	1,923	(9,518)	(7,595)
Invesco V.I. Global Strategic Income Fund - Series I Shares	1,891	(16,054)	(14,163)
Janus Henderson Balanced Portfolio - Institutional Shares	2,553	(29,562)	(27,009)
Janus Henderson Enterprise Portfolio - Institutional Shares	2,255	(13,808)	(11,553)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	65	(52)	13
Janus Henderson Global Research Portfolio - Institutional Shares	2,122	(22,581)	(20,459)
Janus Henderson Research Portfolio - Institutional Shares	919	(10,202)	(9,283)
MFS® VIT Total Return Series - Initial Class	43	(40)	3
Voya Balanced Portfolio - Class I	4,163	(8,486)	(4,323)
Voya Government Money Market Portfolio - Class I	36,321	(35,609)	712
Voya Growth and Income Portfolio - Class I	4,303	(56,713)	(52,410)
Voya Index Plus LargeCap Portfolio - Class I	3,966	(78,356)	(74,390)
Voya Intermediate Bond Portfolio - Class I	3,786	(44,150)	(40,364)
Voya Large Cap Growth Portfolio - Class I	4,127	(12,362)	(8,235)
Voya Strategic Allocation Conservative Portfolio - Class I	919	(1,513)	(594)
Voya Strategic Allocation Growth Portfolio - Class I	1,560	(5,693)	(4,133)
Voya Strategic Allocation Moderate Portfolio -Class I	1,807	(5,348)	(3,541)
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,029	(12,686)	(10,657)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	1,631	(9,198)	(7,567)

Variable Life Account B of Voya Retirement Insurance and Annuity Company
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Contrafund® Portfolio - Initial Class	12,295	(24,761)	(12,466)
Fidelity® VIP Equity-Income Portfolio - Initial Class	53,577	(23,339)	30,238
Fidelity® VIP Growth Portfolio - Initial Class	172	(4,368)	(4,196)
Fidelity® VIP Overseas Portfolio - Initial Class	603	(213)	390
Invesco V.I. Global Fund - Series I Shares	5,454	(8,592)	(3,138)
Invesco V.I. Global Strategic Income Fund - Series I Shares	2,253	(4,467)	(2,214)
Janus Henderson Balanced Portfolio - Institutional Shares	5,645	(10,795)	(5,150)
Janus Henderson Enterprise Portfolio - Institutional Shares	4,143	(13,960)	(9,817)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	126	(45)	81
Janus Henderson Global Research Portfolio - Institutional Shares	2,046	(23,379)	(21,333)
Janus Henderson Research Portfolio - Institutional Shares	1,716	(10,036)	(8,320)
MFS® VIT Total Return Series - Initial Class	88	(34)	54
Voya Balanced Portfolio - Class I	2,939	(40,023)	(37,084)
Voya Government Money Market Portfolio - Class I	30,219	(33,730)	(3,511)
Voya Growth and Income Portfolio - Class I	7,344	(66,452)	(59,108)
Voya Index Plus LargeCap Portfolio - Class I	4,374	(38,119)	(33,745)
Voya Intermediate Bond Portfolio - Class I	10,973	(20,907)	(9,934)
Voya Large Cap Growth Portfolio - Class I	7,158	(13,584)	(6,426)
Voya Strategic Allocation Conservative Portfolio - Class I	920	(3,496)	(2,576)
Voya Strategic Allocation Growth Portfolio - Class I	798	(5,460)	(4,662)
Voya Strategic Allocation Moderate Portfolio -Class I	1,788	(5,314)	(3,526)
VY® T. Rowe Price Growth Equity Portfolio - Class I	3,725	(19,491)	(15,766)
VY® Voya International High Dividend Low Volatility Portfolio - Class I	1,907	(7,266)	(5,359)
7. Subsequent Events
Management evaluated subsequent events through April 24, 2025, the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Voya Retirement Insurance and Annuity Company and Contract Owners of Variable Life Account B of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Life Account B of Voya Retirement Insurance and Annuity Company (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s Auditor since 1999.
Philadelphia, Pennsylvania
April 24, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Initial Class	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Invesco V.I. Global Fund - Series I Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Invesco V.I. Global Strategic Income Fund - Series I Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Janus Henderson Research Portfolio - Institutional Shares	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Balanced Income Portfolio - Class I	As of December 31, 2024	For the period from July 12, 2024 through December 31, 2024	For the period from July 12, 2024 through December 31, 2024
Voya Balanced Portfolio - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Government Money Market Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Growth and Income Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Index Plus LargeCap Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Intermediate Bond Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Large Cap Growth Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Solution Aggressive Portfolio - Class I	As of December 31, 2024	For the period from July 12, 2024 through December 31, 2024	For the period from July 12, 2024 through December 31, 2024
Voya Solution Balanced Portfolio - Class I	As of December 31, 2024	For the period from July 12, 2024 through December 31, 2024	For the period from July 12, 2024 through December 31, 2024
Voya Solution Conservative Portfolio - Class I	As of December 31, 2024	For the period from July 12, 2024 through December 31, 2024	For the period from July 12, 2024 through December 31, 2024
Voya Strategic Allocation Conservative Portfolio - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Voya Strategic Allocation Growth Portfolio - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
Voya Strategic Allocation Moderate Portfolio -Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
VY® T. Rowe Price Growth Equity Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024
VY® Voya International High Dividend Low Volatility Portfolio - Class I	As of December 31, 2024	For each of the three years in the period ended December 31, 2024	For each of the three years in the period ended December 31, 2024